United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4017

(Investment Company Act File Number)

Federated Hermes Equity Funds

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/22

Date of Reporting Period: 10/31/22

Item 1.	Reports to Stockholders

Annual Shareholder Report
October 31, 2022

Share Class | Ticker	A | KAUAX	B | KAUBX	C | KAUCX
	R | KAUFX	Institutional | KAUIX

Federated Hermes Kaufmann Fund
Successor to the Kaufmann Fund, Inc., with performance history since February 21, 1986

A Portfolio of Federated Hermes Equity Funds
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2021 through October 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Kaufmann Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2022, was -32.43% for the Class A Shares, -32.79% for the Class B Shares, -32.74% for the Class C Shares, -32.34% for the Class R Shares and -31.97% for the Institutional Shares. The total return of the Russell Midcap® Growth Index (RMCGI),1 the Fund’s broad-based securities market index, was -28.94% for the same period. The total return of the Morningstar Mid-Cap Growth Funds Average (MMCGFA),2 a peer group average for the Fund, was -28.76% for the same period. The Fund’s and MMCGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund’s investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund’s performance relative to the RMCGI.
The following discussion will focus on the performance of the Fund’s Institutional Shares.
MARKET OVERVIEW
During the reporting period, returns in most global equity markets reversed much of the gains from the prior reporting period as excessive stimulus turned into persistent inflation throughout the year. Inflation and slower GDP growth caused negative impacts to market returns as investors became aware of impacts to both earnings and economic growth. The slower economic growth along with aggressive monetary tightening policy led to slowing industrial orders and job growth. The global economic momentum slowed to a standstill. While most countries have moved past the pandemic, uncertainty around inflation, economic growth, geopolitical uncertainty and potential responses from global central banks remained top concerns for investors.
STOCK SELECTION
The key factors affecting performance from a macroeconomic standpoint were the aggressive monetary responses to inflation due to fiscal policy in the prior year. The monetary tightening, combined with excess fiscal spending rolling off, helped to contribute to the S&P 500® Index4 sell off for much of 2022. The profitability of many of the companies in which the Fund invested remained strong throughout the reporting period despite the sell off. Fund management continued to seek what it viewed as attractive growth investment opportunities, such as companies it viewed as dominant competitors, possessing strengthening fundamentals, with the potential to deliver both near-term and long-term growth in sales and earnings.
Annual Shareholder Report
1

The majority of the Fund’s underperformance versus the RMCGI was due to stock selection particularly in Information Technology, Industrials and Financials. Individual companies that made the most positive contribution to Fund performance during the reporting period were Argenx SE, Rhythm Pharmaceuticals, Inc., New Fortress Energy, Inc. and Corcept Therapeutics, Inc. Holdings that negatively impacted Fund performance were Shopify, Inc., GDS Holdings Ltd., Ultragenyx Pharmaceutical, Inc., Blue Owl Capital, Inc. and Veeva Systems, Inc.
SECTOR EXPOSURE
At the end of the reporting period, approximately 59% of the portfolio was invested in four large sectors: Health Care; Information Technology; Financials; and Consumer Discretionary. These sectors have historically provided good opportunities for bottom-up growth investors; and sector exposure positively impacted relative returns for this reporting period.
INTERNATIONAL EXPOSURE
Stock selection of companies domiciled outside the U.S. was a negative contributor to Fund performance; however, their group weight was a positive contributor. Approximately 14.70% of the Fund’s assets were invested in such companies during the reporting period.
EFFECT OF CASH HOLDINGS
The Fund had an average cash position of 8.41% during the reporting period. In a declining market, the cash holdings resulted in positive relative Fund performance versus the RMCGI.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group.
3
International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
4
The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Kaufmann Fund (the “Fund”) from October 31, 2012 to October 31, 2022, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Mid-Cap Growth Funds Average (MMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2022

◾ Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2022
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-36.14%	4.85%	10.46%
Class B Shares	-36.04%	5.31%	10.64%
Class C Shares	-33.33%	5.54%	10.63%
Class R Shares	-32.34%	6.07%	11.10%
Institutional Shares[4]	-31.97%	6.60%	11.43%
RMCGI	-28.94%	8.66%	11.95%
MMCGFA	-28.76%	8.17%	11.15%
Annual Shareholder Report
3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The RMCGI and MMCGFA have been adjusted to reflect reinvestment of all dividends on securities in the index and the average.
2
The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s Institutional Shares commenced operations on December 29, 2016. The Fund offers four other classes of shares: Class A Shares, Class B Shares, Class C Shares and Class R Shares. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund’s Class R Shares. In relation to the Institutional Shares, the performance of Class R Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class R Shares. The performance of Class R Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class R Shares that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
Annual Shareholder Report
4

Portfolio of Investments Summary Table (unaudited)
At October 31, 2022, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	39.7%
Financials	7.9%
Consumer Discretionary	6.4%
Information Technology	5.5%
Energy	5.2%
Real Estate	5.0%
Materials	4.5%
Industrials	4.5%
Consumer Staples	1.7%
Utilities	1.6%
Communication Services	1.0%
U.S. Treasury Notes	2.4%
Securities Lending Collateral[2]	16.7%
Cash Equivalents[3]	0.9%
Other Assets and Liabilities—Net[4]	(3.0)%
TOTAL	100%

1
Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
5

Portfolio of Investments
October 31, 2022
Shares or Principal Amount			Value
		COMMON STOCKS— 82.6%
		Communication Services— 1.0%
65,000	[1]	Take-Two Interactive Software, Inc.	$ 7,701,200
1,000,000	[1]	ZoomInfo Technologies, Inc.	44,530,000
		TOTAL	52,231,200
		Consumer Discretionary— 6.3%
270,000	[1]	Airbnb, Inc.	28,865,700
100,000	[1]	Alibaba Group Holding Ltd., ADR	6,358,000
400,000	[1]	Amazon.com, Inc.	40,976,000
15,850	[1]	Chipotle Mexican Grill, Inc.	23,748,531
150,000		Choice Hotels International, Inc.	19,476,000
50,000	[1]	Etsy, Inc.	4,695,500
280,000	[1]	Floor & Decor Holdings, Inc.	20,543,600
25,000		Home Depot, Inc.	7,403,250
50,000	[1]	Las Vegas Sands Corp.	1,900,500
57,500	[1]	Lululemon Athletica, Inc.	18,919,800
10,000	[1]	Mercadolibre, Inc.	9,016,200
240,000		Moncler S.p.A.	10,363,147
19,984,201		NagaCorp Ltd.	9,102,471
400,000	[1]	Planet Fitness, Inc.	26,192,000
1,200,000	[1,2]	Sportradar Group AG	11,880,000
10,000		Vail Resorts, Inc.	2,191,300
446,684		Wingstop, Inc.	70,750,279
192,000	[1]	YETI Holdings, Inc.	6,159,360
		TOTAL	318,541,638
		Consumer Staples— 1.7%
30,300		Costco Wholesale Corp.	15,195,450
38,000		Estee Lauder Cos., Inc., Class A	7,618,620
550,000		Philip Morris International, Inc.	50,517,500
905,000	[1]	The Duckhorn Portfolio, Inc.	13,231,100
		TOTAL	86,562,670
		Energy— 5.2%
450,500		Cheniere Energy, Inc.	79,472,705
2,343,000	[2]	New Fortress Energy, Inc.	129,029,010
222,500		Pioneer Natural Resources, Inc.	57,051,225
		TOTAL	265,552,940
		Financials— 7.9%
996,000		Apollo Global Management, Inc.	55,138,560
Annual Shareholder Report
6

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Financials— continued
81,350		BlackRock, Inc.	$ 52,544,779
9,000,000	[1]	Blue Owl Capital, Inc.	90,180,000
1	[1,3,4]	FA Private Equity Fund IV LP	342,495
2,102,000		FinecoBank Banca Fineco SPA	28,387,652
500,000	[1]	Hamilton Lane Alliance Holdings I, Inc.	4,985,000
699,000		Hamilton Lane, Inc.	41,814,180
980,000		KKR & Co., Inc., Class Common	47,657,400
75,000		MSCI, Inc., Class A	35,164,500
150,000		S&P Global, Inc.	48,187,500
		TOTAL	404,402,066
		Health Care— 39.4%
155,800		Abbott Laboratories	15,414,852
1,942,492	[1,2]	Akouos, Inc.	25,582,620
1,108,422	[1,2]	Albireo Pharma, Inc.	22,744,819
2,225,000	[1]	Alector, Inc.	20,470,000
1,135,000	[1]	Amphastar Pharmaceuticals, Inc.	35,071,500
774,637	[1,2]	Amylyx Pharmaceuticals, Inc.	27,631,302
1,117,802	[1,2]	AnaptysBio, Inc.	32,248,588
2,000,000	[1,2]	Annexon, Inc.	9,560,000
156,700	[1]	Apellis Pharmaceuticals, Inc.	9,478,783
133,281		Apollo Endosurgery, Inc.	858,330
1	[3,4]	Apollo Investment Fund V	83,588
1,971,300	[1,2]	Arcturus Therapeutics Holdings, Inc.	34,892,010
760,000		Argenx SE	295,668,068
2,265,000	[1]	aTyr Pharma, Inc.	5,594,550
1,125,000	[1]	Avidity Biosciences LLC	16,065,000
300,000	[1]	Catalent, Inc.	19,719,000
250,000	[1,2]	Century Therapeutics, Inc.	2,625,000
267,745	[1,2]	Century Therapeutics, Inc.	2,811,322
454,099	[1]	Cerevel Therapeutics Holdings	12,696,608
124,489	[1]	Chinook Therapeutics, Inc.	2,707,636
5,100,000	[1]	Corcept Therapeutics, Inc.	145,860,000
195,000	[1,2]	CRISPR Therapeutics AG	10,206,300
490,000		Danaher Corp.	123,318,300
121,500	[1]	Denali Therapeutics, Inc.	3,484,620
1,084,800	[1]	Dexcom, Inc.	131,022,144
6,572,140	[1,2]	Dynavax Technologies Corp.	75,251,003
238,100	[1]	Edwards Lifesciences Corp.	17,245,583
34,500		Eli Lilly & Co.	12,492,105
Annual Shareholder Report
7

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Health Care— continued
121,800	[1]	Fate Therapeutics, Inc.	$ 2,548,056
500,000	[1]	Fusion Pharmaceuticals, Inc.	1,237,500
255,181	[1]	Galapagos N.V.	11,633,845
1,500,000	[1,2]	Gamida Cell Ltd.	2,685,000
125,700		Genmab A/S	48,477,517
502,834	[1,2]	Genmab A/S, ADR	19,364,137
200,000	[1,2]	Gossamer Bio, Inc.	2,220,000
679,512	[1]	Gracell Biotechnologies, Inc., ADR	2,167,643
320,970	[1]	Graphite Bio, Inc.	1,126,605
170,000	[1]	Guardant Health, Inc.	8,415,000
1,220,800	[1]	IDEAYA Biosciences, Inc.	20,619,312
39,300	[1]	IDEXX Laboratories, Inc.	14,135,424
94,700		Illumina, Inc.	21,669,254
400,000	[1]	Immatics N.V.—Restricted	4,520,000
185,000	[1]	Insulet Corp.	47,879,850
563,800	[1]	Intellia Therapeutics, Inc.	29,757,364
59,000	[1]	Intuitive Surgical, Inc.	14,541,730
164,133	[1,3]	Laronde, Inc.	3,559,240
1	[1,3,4]	Latin Healthcare Fund	268,383
1,142,500	[1]	Legend Biotech Corp., ADR	56,919,350
500,000	[1,2]	Lyell Immunopharma, Inc.	2,940,000
1,515,000	[1,2]	Merus N.V.	31,057,500
650,000	[1]	Minerva Neurosciences, Inc.	1,722,500
51,000	[1]	Mirati Therapeutics, Inc.	3,433,320
200,000	[1,2]	Morphic Holding, Inc.	5,602,000
25,000	[1]	Natera, Inc.	1,174,000
530,000	[1]	Orchard Therapeutics PLC	239,666
7,000,000	[1,2]	Orchard Therapeutics PLC, ADR	3,165,400
220,000	[1]	Privia Health Group, Inc.	7,365,600
1,240,000		Regulus Therapeutics, Inc.	1,922,000
1,356,000	[1]	Regulus Therapeutics, Inc.	2,101,800
180,000	[1]	Repligen Corp.	32,848,200
3,215,300	[1]	Rezolute, Inc.	5,433,857
3,847,000	[1,2]	Rhythm Pharmaceuticals, Inc.	96,828,990
358,200	[1,2]	Sarepta Therapeutics, Inc.	40,841,964
1,540,000	[1,2]	Scynexis, Inc.	3,557,400
11,990,000	[1]	Seres Therapeutics, Inc.	106,231,400
959,018	[1,3]	Soteira, Inc.	0
59,700		Stryker Corp.	13,685,628
Annual Shareholder Report
8

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Health Care— continued
418,500	[1]	Tandem Diabetes Care, Inc.	$ 23,498,775
1,500,000	[1]	Ultragenyx Pharmaceutical, Inc.	60,690,000
500,000	[1]	Veeva Systems, Inc.	83,970,000
870,000	[1,2]	Verve Therapeutics, Inc.	32,799,000
2,853,040		Zai Lab Ltd.	6,373,520
505,000	[1]	Zentalis Pharmaceuticals, LLC	12,670,450
		TOTAL	2,004,701,811
		Industrials— 4.5%
1,370,000	[1]	CoStar Group, Inc.	113,326,400
33,600		Deere & Co.	13,299,552
32,700	[1]	Generac Holdings, Inc.	3,790,257
337,400		HEICO Corp.	54,874,736
249,400	[1]	Mercury Systems, Inc.	12,070,960
125,000		Trane Technologies PLC	19,953,750
135,000	[1]	Trex Co., Inc.	6,492,150
400,000	[1]	Upwork, Inc.	5,380,000
		TOTAL	229,187,805
		Information Technology— 5.5%
32,800	[1]	Adobe, Inc.	10,446,800
350,000	[1]	Advanced Micro Devices, Inc.	21,021,000
41,600		Ansys, Inc.	9,200,256
200,000	[1]	Coupa Software, Inc.	10,646,000
1,059,322	[1,3,4]	Expand Networks Ltd.	0
1,695,000	[1,2]	GDS Holdings Ltd., ADR	14,627,850
6,300	[1]	Keysight Technologies, Inc.	1,097,145
570,000		Marvell Technology, Inc.	22,617,600
275,000	[1]	Q2 Holdings, Inc.	8,536,000
300,000	[1]	Radware Ltd.	6,906,000
250,000	[1]	Rapid7, Inc.	11,317,500
75,000	[1]	Salesforce, Inc.	12,194,250
3,751	[1,3,4]	Sensable Technologies, Inc.	0
75,000	[1]	ServiceNow, Inc.	31,555,500
615,000	[1]	Shopify, Inc.	21,051,450
170,000	[1]	Splunk, Inc.	14,128,700
190,800	[1]	Tyler Technologies, Inc.	61,691,364
750,000	[1]	WM Technology, Inc.	1,537,500
150,000	[1]	Workday, Inc.	23,373,000
		TOTAL	281,947,915
Annual Shareholder Report
9

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Materials— 4.5%
1,150,000	[4]	Agnico Eagle Mines Ltd.	$ 50,554,000
100,000		Albemarle Corp.	27,987,000
1,825,000		Barrick Gold Corp.	27,429,750
1,100,000		Newmont Corp.	46,552,000
237,600		Sherwin-Williams Co.	53,467,128
226,200		Westlake Corp.	21,862,230
		TOTAL	227,852,108
		Real Estate— 5.0%
700,000		Americold Realty Trust, Inc.	16,975,000
300,000		Crown Castle International Corp.	39,978,000
850,000		Easterly Government Properties, Inc.	14,781,500
300,000		National Storage Affiliates Trust	12,798,000
1,825,000		Physicians Realty Trust	27,484,500
400,000		ProLogis, Inc.	44,300,000
250,000		Ryman Hospitality Properties	22,230,000
600,000		STAG Industrial, Inc.	18,954,000
50,000		Sun Communities, Inc.	6,742,500
1,500,000		VICI Properties, Inc.	48,030,000
		TOTAL	252,273,500
		Utilities— 1.6%
200,000		Duke Energy Corp.	18,636,000
825,000		NextEra Energy, Inc.	63,937,500
		TOTAL	82,573,500
		TOTAL COMMON STOCKS (IDENTIFIED COST $2,655,486,729)	4,205,827,153
		U.S. TREASURIES— 2.4%
		U.S. Treasury Notes— 2.4%
$ 60,000,000		United States Treasury Note, 2.750%, 8/15/2032	53,755,392
75,000,000		United States Treasury Note, 2.875%, 5/15/2032	68,039,693
		TOTAL U.S. TREASURIES (IDENTIFIED COST $129,090,039)	121,795,085
		PREFERRED STOCKS— 0.2%
		Health Care— 0.2%
1,903,967	[3]	CeQur SA	9,711,857
		Information Technology— 0.0%
679,348	[1,3,4]	Multiplex, Inc., Pfd., Series C	0
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $15,361,730)	9,711,857
Annual Shareholder Report
10

Shares or Principal Amount			Value
		CORPORATE BOND— 0.1%
		Consumer Discretionary— 0.1%
$ 3,000,000		NagaCorp Ltd., Sr. Unsecd. Note, 7.950%, 7/6/2024 (IDENTIFIED COST $2,642,750)	$ 2,610,000
		WARRANTS— 0.1%
		Health Care— 0.1%
801,900	[1]	Catabasis Pharmaceuticals, Inc., Warrants 6/22/2023	2,566
421,550	[1]	Catabasis Pharmaceuticals, Inc., Warrants 2/8/2024	40,426
200,970	[1]	Rezolute, Inc., Warrants 10/8/2027	106,554
56,800	[1]	Rezolute, Inc., Warrants 1/1/2099	95,992
1,690,301	[1]	Rezolute, Inc., Warrants 12/31/2099	2,856,609
101,700	[1]	Scynexis, Inc., Warrants 3/8/2023	0
853,000	[1]	Scynexis, Inc., Warrants 5/21/2024	136,395
1,706,000	[1]	Scynexis, Inc., Warrants 1/1/2099	3,940,860
167,251	[1]	Scynexis, Inc., Warrants 4/26/2029	241,193
		TOTAL WARRANTS (IDENTIFIED COST $17,450,879)	7,420,595
		INVESTMENT COMPANIES— 17.6%
47,261,098		Federated Hermes Government Obligations Fund, Premier Shares, 2.94%[5]	47,261,098
849,519,541		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 3.08%[5]	849,229,625
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $896,533,962)	896,490,723
		TOTAL INVESTMENT IN SECURITIES—103.0% (IDENTIFIED COST $3,716,566,089)[6]	5,243,855,413
		OTHER ASSETS AND LIABILITIES - NET—(3.0)%[7]	(151,400,161)
		TOTAL NET ASSETS—100%	$5,092,455,252
Annual Shareholder Report
11

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with the affiliated companies during the period ended October 31, 2022, were as follows:
Affiliated	Value as of 10/31/2021	Purchases at Cost*	Proceeds from Sales*
Health Care:
Akouos, Inc.	$10,883,542	$2,701,634	$—
Albireo Pharma, Inc.	$38,687,981	$—	$(4,896,333)
Alector, Inc.	$54,350,000	$—	$(2,754,051)
Amphastar Pharmaceuticals, Inc.	$23,661,694	$—	$(4,648,526)
AnaptysBio, Inc.	$19,183,168	$11,975,310	$—
Annexon, Inc.	$16,310,000	$8,027,243	$—
Arcturus Therapeutics Holdings, Inc.	$61,959,080	$22,066,085	$—
aTyr Pharma, Inc.	$19,456,350	$—	$—
Avidity Biosciences LLC	$25,312,500	$—	$—
Dynavax Technologies Corp.	$149,922,778	$10,688,332	$(21,108,546)
Gamida Cell Ltd.**	$16,941,664	$2,092,206	$(8,939,888)
IDEAYA Biosciences, Inc.	$18,884,352	$3,570,000	$—
Merus N.V.	$42,075,000	$2,850,000	$(1,816,084)
Minerva Neurosciences, Inc.	$7,280,000	$—	$—
Orchard Therapeutics PLC	$1,017,600	$—	$—
Orchard Therapeutics PLC, ADR	$13,305,600	$33,047	$—
Rezolute, Inc.	$9,760,000	$6,423,140	$—
Rezolute, Inc., Warrants 10/8/2027	$—	$—	$—
Rezolute, Inc., Warrants 1/1/2099	$363,520	$—	$—
Rezolute, Inc., Warrants 12/31/2099	$—	$6,421,454	$—
Rhythm Pharmaceuticals, Inc.	$4,760,536	$48,886,545	$(10,565,023)
Scynexis, Inc.	$2,603,942	$5,833,004	$—
Scynexis, Inc., Warrants 3/8/2023	$15,265	$—	$—
Scynexis, Inc., Warrants 5/21/2024	$1,270,970	$—	$—
Scynexis, Inc., Warrants 1/1/2099	$8,547,060	$—	$—
Scynexis, Inc., Warrants 4/26/2029	$—	$—	$—
Seres Therapeutics, Inc.	$36,480,000	$19,467,882	$(924,794)
Soteira, Inc.	$—	$—	$—
Ultragenyx Pharmaceutical, Inc.	$140,985,600	$—	$(12,670,431)
Information Technology:
WM Technology, Inc.	$22,980,600	$—	$(6,173,368)
Affiliated issuers no longer in the portfolio at period end	$184,658,871	$30,377,710	$(93,148,665)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$931,657,673	$181,413,592	$(167,645,709)
Annual Shareholder Report
12

Change in Unrealized Appreciation/ Depreciation*	Net Realized Gain/ (Loss)*	Value as of 10/31/2022	Shares Held as of 10/31/2022	Dividend Income*

$11,997,444	$—	$25,582,620	1,942,492	$—
$(7,360,918)	$(3,685,911)	$22,744,819	1,108,422	$—
$(28,048,006)	$(3,077,943)	$20,470,000	2,225,000	$—
$14,045,319	$2,013,013	$35,071,500	1,135,000	$—
$1,090,110	$—	$32,248,588	1,117,802	$—
$(14,777,243)	$—	$9,560,000	2,000,000	$—
$(49,133,155)	$—	$34,892,010	1,971,300	$—
$(13,861,800)	$—	$5,594,550	2,265,000	$—
$(9,247,500)	$—	$16,065,000	1,125,000	$—
$(63,139,644)	$(1,111,917)	$75,251,003	6,572,140	$—
$4,045,574	$(11,454,556)	$2,685,000	1,500,000	$—
$(1,835,040)	$—	$20,619,312	1,220,800	$—
$(11,342,953)	$(708,463)	$31,057,500	1,515,000	$—
$(5,557,500)	$—	$1,722,500	650,000	$—
$(777,934)	$—	$239,666	530,000	$—
$(10,173,247)	$—	$3,165,400	7,000,000	$—
$(10,749,283)	$—	$5,433,857	3,215,300	$—
$106,554	$—	$106,554	200,970	$—
$(267,528)	$—	$95,992	56,800	$—
$(3,564,845)	$—	$2,856,609	1,690,301	$—
$59,161,909	$(5,414,977)	$96,828,990	3,847,000	$—
$(4,879,546)	$—	$3,557,400	1,540,000	$—
$(15,265)	$—	$—	101,700	$—
$(1,134,575)	$—	$136,395	853,000	$—
$(4,606,200)	$—	$3,940,860	1,706,000	$—
$241,193	$—	$241,193	167,251	$—
$51,691,146	$(482,834)	$106,231,400	11,990,000	$—
$—	$—	$—	959,018	$—
$(71,074,249)	$3,449,080	$60,690,000	1,500,000	$—

$(10,168,100)	$(5,101,632)	$1,537,500	750,000	$—
$(601,683)	$(121,286,233)	$—	—	$—
$(179,936,965)	$(146,862,373)	$618,626,218	62,455,296	$—

*	A portion of the amount shown was recorded when the Fund no longer had ownership of at least 5% of the voting shares.
**	At October 31, 2022, the Fund no longer has ownership of at least 5% of the voting shares.
Annual Shareholder Report
13

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2022, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 10/31/2021	$66,719,105	$608,215,159	$674,934,264
Purchases at Cost	$723,717,299	$2,219,857,293	$2,943,574,592
Proceeds from Sales	$(743,175,306)	$(1,978,550,484)	$(2,721,725,790)
Change in Unrealized Appreciation/ Depreciation	N/A	$(82,707)	$(82,707)
Net Realized Gain/(Loss)	N/A	$(209,636)	$(209,636)
Value as of 10/31/2022	$47,261,098	$849,229,625	$896,490,723
Shares Held as of 10/31/2022	47,261,098	849,519,541	896,780,639
Dividend Income	$316,397	$7,737,799	$8,054,196
Gain Distributions Received	$—	$40,129	$40,129

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Adviser acting through its Valuation Committee.

4
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or
(b) is subject to a contractual restriction on public sales. At October 31, 2022, these restricted securities amounted to $51,248,466, which represented 1.0% of total net assets.

5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $3,736,818,119.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Annual Shareholder Report
14

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2022, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$3,506,003,597	$—	$4,253,706	$3,510,257,303
International	285,563,630	410,006,220	—	695,569,850
Preferred Stocks
International	—	—	9,711,857	9,711,857
Domestic	—	—	0	0
Debt Securities:
U.S. Treasuries	—	121,795,085	—	121,795,085
Corporate Bond	—	2,610,000	—	2,610,000
Warrants	2,952,601	4,467,994	—	7,420,595
Investment Companies	896,490,723	—	—	896,490,723
TOTAL SECURITIES	$4,691,010,551	$538,879,299	$13,965,563	$5,243,855,413

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.77	$6.80	$6.27	$6.03	$6.06
Income From Investment Operations:
Net investment income (loss)[1]	(0.06)	(0.10)	(0.09)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(2.29)	1.57	1.32	1.09	0.69
Total From Investment Operations	(2.35)	1.47	1.23	1.04	0.63
Less Distributions:
Distributions from net realized gain	(0.65)	(0.50)	(0.70)	(0.80)	(0.66)
Net Asset Value, End of Period	$4.77	$7.77	$6.80	$6.27	$6.03
Total Return[2]	(32.43)%	22.37%	21.52%	19.52%	11.64%
Ratios to Average Net Assets:
Net expenses[3]	1.95%	1.92%	1.94%	1.95%	1.95%
Net investment income (loss)	(1.09)%	(1.41)%	(1.38)%	(0.81)%	(1.02)%
Expense waiver/reimbursement[4]	0.03%	0.04%	0.03%	0.03%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,196,453	$2,023,577	$1,808,715	$1,629,524	$1,491,496
Portfolio turnover[5]	25%	34%	38%	42%	33%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.83	$5.24	$5.00	$4.99	$5.15
Income From Investment Operations:
Net investment income (loss)[1]	(0.07)	(0.11)	(0.09)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	(1.67)	1.20	1.03	0.87	0.58
Total From Investment Operations	(1.74)	1.09	0.94	0.81	0.50
Less Distributions:
Distributions from net realized gain	(0.65)	(0.50)	(0.70)	(0.80)	(0.66)
Net Asset Value, End of Period	$3.44	$5.83	$5.24	$5.00	$4.99
Total Return[2]	(32.79)%	21.73%	21.10%	18.88%	11.11%
Ratios to Average Net Assets:
Net expenses[3]	2.44%	2.42%	2.44%	2.45%	2.46%
Net investment income (loss)	(1.61)%	(1.92)%	(1.87)%	(1.32)%	(1.54)%
Expense waiver/reimbursement[4]	0.03%	0.04%	0.03%	0.03%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,947	$31,147	$35,306	$41,483	$50,468
Portfolio turnover[5]	25%	34%	38%	42%	33%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.81	$5.22	$4.99	$4.99	$5.14
Income From Investment Operations:
Net investment income (loss)[1]	(0.06)	(0.11)	(0.09)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	(1.67)	1.20	1.02	0.86	0.59
Total From Investment Operations	(1.73)	1.09	0.93	0.80	0.51
Less Distributions:
Distributions from net realized gain	(0.65)	(0.50)	(0.70)	(0.80)	(0.66)
Net Asset Value, End of Period	$3.43	$5.81	$5.22	$4.99	$4.99
Total Return[2]	(32.74)%	21.80%	20.96%	18.69%	11.36%
Ratios to Average Net Assets:
Net expenses[3]	2.45%	2.42%	2.44%	2.45%	2.46%
Net investment income (loss)	(1.60)%	(1.92)%	(1.87)%	(1.31)%	(1.56)%
Expense waiver/reimbursement[4]	0.03%	0.04%	0.03%	0.03%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$64,766	$139,690	$141,074	$135,883	$144,284
Portfolio turnover[5]	25%	34%	38%	42%	33%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.79	$6.82	$6.28	$6.04	$6.07
Income From Investment Operations:
Net investment income (loss)[1]	(0.06)	(0.11)	(0.09)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(2.29)	1.58	1.33	1.09	0.69
Total From Investment Operations	(2.35)	1.47	1.24	1.04	0.63
Less Distributions:
Distributions from net realized gain	(0.65)	(0.50)	(0.70)	(0.80)	(0.66)
Net Asset Value, End of Period	$4.79	$7.79	$6.82	$6.28	$6.04
Total Return[2]	(32.34)%	22.30%	21.64%	19.48%	11.62%
Ratios to Average Net Assets:
Net expenses[3]	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(1.10)%	(1.45)%	(1.40)%	(0.81)%	(1.03)%
Expense waiver/reimbursement[4]	0.27%	0.25%	0.25%	0.26%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,428,775	$5,582,064	$4,848,579	$4,313,852	$3,877,851
Portfolio turnover[5]	25%	34%	38%	42%	33%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.03	$6.98	$6.39	$6.11	$6.10
Income From Investment Operations:
Net investment income (loss)[1]	(0.03)	(0.07)	(0.06)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(2.37)	1.62	1.35	1.10	0.70
Total From Investment Operations	(2.40)	1.55	1.29	1.08	0.67
Less Distributions:
Distributions from net realized gain	(0.65)	(0.50)	(0.70)	(0.80)	(0.66)
Net Asset Value, End of Period	$4.98	$8.03	$6.98	$6.39	$6.11
Total Return[2]	(31.97)%	22.96%	22.11%	19.98%	12.29%
Ratios to Average Net Assets:
Net expenses[3]	1.44%	1.42%	1.44%	1.45%	1.46%
Net investment income (loss)	(0.60)%	(0.92)%	(0.89)%	(0.31)%	(0.52)%
Expense waiver/reimbursement[4]	0.03%	0.04%	0.03%	0.03%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$390,516	$808,904	$640,411	$452,014	$325,596
Portfolio turnover[5]	25%	34%	38%	42%	33%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities
October 31, 2022

Assets:
Investment in securities, at value including $140,640,117 of securities loaned and $896,490,723 of investments in affiliated holdings and $618,626,218 of investments in affiliated companies* (identified cost $3,716,566,089)	$5,243,855,413
Cash	1,382,089
Cash denominated in foreign currencies (identified cost $51,885)	48,375
Income receivable	1,715,637
Income receivable from affiliated holdings	1,940,634
Receivable for investments sold	2,379,549
Receivable for shares sold	667,092
Total Assets	5,251,988,789
Liabilities:
Payable for investments purchased	2,797,328
Payable for shares redeemed	4,436,373
Payable for collateral due to broker for securities lending (Note 2)	147,703,796
Payable for investment adviser fee (Note 5)	176,574
Payable for administrative fee (Note 5)	10,992
Payable for Directors’/Trustees’ fees (Note 5)	4,585
Payable for distribution services fee (Note 5)	1,071,622
Payable for other service fees (Notes 2 and 5)	2,471,594
Accrued expenses (Note 5)	860,673
Total Liabilities	159,533,537
Net assets for 1,067,558,841 shares outstanding	$5,092,455,252
Net Assets Consist of:
Paid-in capital	$3,648,565,887
Total distributable earnings (loss)	1,443,889,365
Total Net Assets	$5,092,455,252
Annual Shareholder Report
21

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($1,196,452,650 ÷ 250,580,960 shares outstanding), no par value, unlimited shares authorized	$4.77
Offering price per share (100/94.50 of $4.77)	$5.05
Redemption proceeds per share	$4.77
Class B Shares:
Net asset value per share ($11,946,661 ÷ 3,469,695 shares outstanding), no par value, unlimited shares authorized	$3.44
Offering price per share	$3.44
Redemption proceeds per share (94.50/100 of $3.44)	$3.25
Class C Shares:
Net asset value per share ($64,765,694 ÷ 18,870,624 shares outstanding), no par value, unlimited shares authorized	$3.43
Offering price per share	$3.43
Redemption proceeds per share (99.00/100 of $3.43)	$3.40
Class R Shares:
Net asset value per share ($3,428,774,517 ÷ 716,221,444 shares outstanding), no par value, unlimited shares authorized	$4.79
Offering price per share	$4.79
Redemption proceeds per share	$4.79
Institutional Shares:
Net asset value per share ($390,515,730 ÷ 78,416,118 shares outstanding), no par value, unlimited shares authorized	$4.98
Offering price per share	$4.98
Redemption proceeds per share	$4.98

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Operations
Year Ended October 31, 2022

Investment Income:
Dividends (including $6,895,377 received from affiliated holdings* and net of foreign taxes withheld of $1,094,796)	$51,013,647
Net income on securities loaned (includes $1,158,819 earned from affiliated holdings related to cash collateral balances) (Note 2)	908,520
Interest	847,465
TOTAL INCOME	52,769,632
Expenses:
Investment adviser fee (Note 5)	79,613,334
Administrative fee (Note 5)	4,823,182
Custodian fees	415,222
Transfer agent fees (Note 2)	5,081,775
Directors’/Trustees’ fees (Note 5)	43,355
Auditing fees	43,099
Legal fees	10,012
Portfolio accounting fees	214,083
Distribution services fee (Note 5)	24,776,642
Other service fees (Notes 2 and 5)	14,005,040
Share registration costs	100,019
Printing and postage	229,964
Miscellaneous (Note 5)	72,356
TOTAL EXPENSES	129,428,083
Waivers and Reimbursement:
Waiver/reimbursement of investment adviser fee (Note 5)	(1,635,255)
Waiver of other operating expenses (Note 5)	(9,721,908)
TOTAL WAIVERS AND REIMBURSEMENT	(11,357,163)
Net expenses	118,070,920
Net investment income (loss)	(65,301,288)
Annual Shareholder Report
23

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments (including foreign taxes withheld of $(708,080) and (including net realized loss of $(147,072,009) on sales of investments in affiliated companies and holdings*)	$(10,731,277)
Net realized loss on foreign currency transactions	(31,245)
Realized gain distribution from affiliated investment company shares*	40,129
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(180,019,672) of investments in affiliated companies and holdings*)	(2,610,824,577)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	(11,884)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2,621,558,854)
Change in net assets resulting from operations	$(2,686,860,142)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Statement of Changes in Net Assets

Year Ended October 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(65,301,288)	$(116,990,124)
Net realized gain (loss)	(10,722,393)	780,854,529
Net change in unrealized appreciation/depreciation	(2,610,836,461)	972,909,411
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,686,860,142)	1,636,773,816
Distributions to Shareholders:
Class A Shares	(169,659,986)	(132,230,914)
Class B Shares	(3,408,597)	(3,299,219)
Class C Shares	(15,505,345)	(13,420,138)
Class R Shares	(466,665,097)	(353,888,255)
Institutional Shares	(64,883,150)	(46,545,249)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(720,122,175)	(549,383,775)
Share Transactions:
Proceeds from sale of shares	221,241,432	506,750,596
Net asset value of shares issued to shareholders in payment of distributions declared	673,227,029	484,330,943
Cost of shares redeemed	(980,412,406)	(967,176,209)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(85,943,945)	23,905,330
Change in net assets	(3,492,926,262)	1,111,295,371
Net Assets:
Beginning of period	8,585,381,514	7,474,086,143
End of period	$5,092,455,252	$8,585,381,514
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
25

Notes to Financial Statements
October 31, 2022
1. ORGANIZATION
Federated Hermes Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Hermes Kaufmann Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
Class B Shares may be purchased through an exchange from the same share class of another Federated Hermes fund but are closed to new accounts, new investors and new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
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Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
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Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
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Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Adviser”).
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Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
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Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
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For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is
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normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Trustees have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
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mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
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With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
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Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
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Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waivers and reimbursement of $11,357,163 is disclosed in Note 5.
Transfer Agent Fees
For the year ended October 31, 2022, transfer agent fees for the Fund were as follows:
Transfer Agent Fees Incurred
Class A Shares	$1,201,389
Class B Shares	15,182
Class C Shares	74,364
Class R Shares	3,356,814
Institutional Shares	434,026
TOTAL	$5,081,775
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class R Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
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For the year ended October 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$3,629,157
Class B Shares	46,510
Class C Shares	226,571
Class R Shares	10,102,802
TOTAL	$14,005,040
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
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During the year ended October 31, 2022, the Fund held no futures contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below
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identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2022, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$140,640,117	$147,703,796
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Additional information on restricted securities held at October 31, 2022, is as follows:
Security	Acquisition Date	Cost	Value
Agnico Eagle Mines Ltd.	12/26/2018	$47,282,195	$50,554,000
Apollo Investment Fund V	5/18/2001	$0	$83,588
Expand Networks Ltd.	9/22/2000	$2,500,000	$0
FA Private Equity Fund IV LP	3/4/2002	$0	$342,495
Latin Healthcare Fund	11/28/2000	$0	$268,383
Multiplex, Inc., Pfd., Series C	2/22/2001	$5,000,001	$0
Sensable Technologies, Inc.	10/15/2004	$0	$0
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	11,778,642	$66,443,588	15,067,037	$109,479,435
Shares issued to shareholders in payment of distributions declared	24,571,531	159,712,501	17,650,372	124,435,121
Shares redeemed	(46,267,489)	(246,619,737)	(38,204,058)	(280,361,852)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(9,917,316)	$(20,463,648)	(5,486,649)	$(46,447,296)
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	35,296	$142,413	39,714	$219,298
Shares issued to shareholders in payment of distributions declared	691,871	3,258,712	598,462	3,177,833
Shares redeemed	(2,603,391)	(10,390,549)	(2,034,324)	(11,230,539)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,876,224)	$(6,989,424)	(1,396,148)	$(7,833,408)
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,932,137	$7,789,685	3,357,830	$18,375,189
Shares issued to shareholders in payment of distributions declared	3,146,586	14,788,954	2,425,908	12,857,313
Shares redeemed	(10,257,512)	(39,840,351)	(8,749,851)	(47,655,601)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(5,178,789)	$(17,261,712)	(2,966,113)	$(16,423,099)
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	9,866,978	$54,978,935	16,408,632	$118,973,341
Shares issued to shareholders in payment of distributions declared	66,633,625	434,451,065	42,729,473	302,097,374
Shares redeemed	(77,124,359)	(417,451,381)	(53,457,965)	(393,343,125)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(623,756)	$71,978,619	5,680,140	$27,727,590
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	Year Ended 10/31/2022		Year Ended 10/31/2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	16,069,132	$91,886,811	34,363,850	$259,703,333
Shares issued to shareholders in payment of distributions declared	9,039,377	61,015,797	5,752,521	41,763,302
Shares redeemed	(47,370,755)	(266,110,388)	(31,124,767)	(234,585,092)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(22,262,246)	$(113,207,780)	8,991,604	$66,881,543
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(39,858,331)	$(85,943,945)	4,822,834	$23,905,330
Redemption Fees
Effective January 1, 2021, the redemption fee for the Fund’s Class R Shares was eliminated. Prior to January 1, 2021, the Fund’s Class R Shares imposed a redemption fee of 0.20% on the redemption price of the Fund’s Class R Shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee was applied to the Fund’s Class R Shares expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Excess fee proceeds, if any, were added to the Fund’s assets. Shares acquired through employer-sponsored retirement plans were not subject to the redemption fee. However, if shares were purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not have applied. In addition, this waiver did not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs. For the year ended October 31, 2021, redemption fees of $112,812, were allocated to cover the cost of redemptions.
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from net operating losses.
For the year ended October 31, 2022, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(125,734,772)	$125,734,772
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2022 and 2021, was as follows:
	2022	2021
Long-term capital gains	$720,122,175	$549,383,775
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As of October 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$1,507,020,154
Capital loss carryforwards and deferrals	$(63,130,789)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for deferral of losses on wash sales, discount accretion/premium amortization on debt securities, partnership adjustments, and passive foreign investment company adjustments.
At October 31, 2022, the cost of investments for federal tax purposes was $3,736,818,119. The net unrealized appreciation of investments for federal tax purposes was $1,507,037,294. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,897,229,534 and net unrealized depreciation from investments for those securities having an excess of cost over value of $390,192,240.
As of October 31, 2022, the Fund had a capital loss carryforward of $12,547,649 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$—	$12,547,649	$12,547,649
Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of October 31, 2022, for federal income tax purposes, a late year ordinary loss of $50,583,140 was deferred to November 1, 2022.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
Effective July 1, 2022, the Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee based on the Fund’s average daily net assets as shown in the chart below:
Assets Under Management	Investment Advisory Fee
Up to $8 billion	1.275%
$8 billion - $9 billion	1.255%
$9 billion - $10 billion	1.235%
$10 billion - $12 billion	1.215%
Excess of $12 billion	1.205%
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Prior to July 1, 2022, the advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund’s average daily net assets. Pursuant to the settlement of certain litigation, the Adviser agreed, for a period continuing through June 30, 2022, to waive its investment advisory fee so that such fee will not exceed 1.275%. Also, as part of the settlement agreement, effective July 1, 2012 and continuing through June 30, 2022, the Adviser agreed to further waive the advisory fee by an additional 0.02%, 0.04%, 0.06% or 0.07% if the Fund’s net assets exceed eight, nine, ten or twelve billion dollars, respectively. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended October 31, 2022, the Adviser voluntarily waived $1,082,020 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2022, the Adviser reimbursed $553,235.
Certain of the Fund’s assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2022, the Sub-Adviser earned a fee of $65,282,934.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2022, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
For the year ended October 31, 2022, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$3,639,193	$—
Class B Shares	139,531	—
Class C Shares	679,711	—
Class R Shares	20,318,207	(9,721,908)
TOTAL	$24,776,642	$(9,721,908)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2022, FSC retained $13,653,668 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2022, FSC retained $49,918 in sales charges from the sale of Class A Shares. FSC also retained $1,579, $7,464 and $8,549 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended October 31, 2022, FSSC received $7,231,512 of the other service fees disclosed in Note 2.
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Commitments and Contingencies
In the course of pursuing its investment objective, the Fund may invest in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2022 the Fund had total commitments to limited partnerships and limited liability companies of $35,957,452; of this amount, $35,804,925 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $152,527.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.95%, 2.50%, 2.50%, 1.95% and 1.50% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2022, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $5,236,598 and $18,834,250, respectively. Net realized loss recognized on these transactions was $4,959,384.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2022, were as follows:
Purchases	$1,261,869,463
Sales	$2,616,696,198
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7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At October 31, 2022, the diversification of countries was as follows:
Country	Percentage of Total Net Assets
United States	90.1%
Netherlands	6.4%
Canada	2.3%
Denmark	1.3%
Italy	0.8%
China	0.6%
Switzerland	0.6%
Belgium	0.2%
Brazil	0.2%
Israel	0.2%
Kampuchea, Democratic	0.2%
United Kingdom	0.1%
A substantial portion of the Fund’s portfolio may be comprised of entities in the Health Care sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2022, the Fund had no outstanding loans. During the year ended October 31, 2022, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2022, there were no outstanding loans. During the year ended October 31, 2022, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
12. SUBSEQUENT EVENT
On November 10, 2022, the Trustees approved a Plan of Conversion for the Class B Shares of the Fund pursuant to which the Class B Shares of the Fund will be converted into the Fund’s existing Class A Shares on or about February 3, 2023, resulting in the closure and termination of the Fund’s Class B Shares.
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13. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2022, the amount of long-term capital gains designated by the Fund was $720,122,175.
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41

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED HERMES KAUFMANN FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Kaufmann Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Equity Funds (the “Trust”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Equity Funds) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
December 23, 2022
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$967.50	$9.67
Class B Shares	$1,000	$963.60	$12.13
Class C Shares	$1,000	$963.50	$12.13
Class R Shares	$1,000	$967.70	$9.67
Institutional Shares	$1,000	$970.80	$7.20
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.38	$9.91
Class B Shares	$1,000	$1,012.85	$12.43
Class C Shares	$1,000	$1,012.85	$12.43
Class R Shares	$1,000	$1,015.38	$9.91
Institutional Shares	$1,000	$1,017.90	$7.38

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.95%
Class B Shares	2.45%
Class C Shares	2.45%
Class R Shares	1.95%
Institutional Shares	1.45%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust business affairs and for exercising all the Trust powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised eight portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes Kaufmann Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) and the investment subadvisory contract between the Adviser and Federated Global Investment Management Corp. (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also
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considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Advisers’ investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted
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that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by Federated Hermes. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Advisers’ ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisers to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the longevity and experience of the Fund’s portfolio management team and its extensive bottom-up approach to investing may limit the utility of comparisons to other equity mutual funds.
The Fund’s performance fell below the median of the Performance Peer Group for the one-year, three-year and five-year periods ended December 31, 2021. The Board discussed the Fund’s performance with the Advisers and recognized the efforts being taken by the Advisers in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. In addition, the Board received and considered comparative fee information for a group of unregistered hedge funds that employ equity strategies similar to the Fund from an independent third-party provider of alternative assets data.
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While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. The Board considered the CCO’s view that, in 2021, while the Fund’s expenses were above median relative to its Expense Peer Group, those expenses remained reasonable in light of its extensive bottom-up investment process, the relative expense of that process, the resulting estimated profitability of the Fund over time, and the performance generated over time compared to peer funds. The Board considered the fact that the Adviser committed to permanently replace the Fund’s current contractual investment advisory fee rate of 1.30% with an investment advisory fee schedule that imposes an advisory fee rate of 1.275% on assets up to $8 billion and incorporates breakpoints that reduce fee rates upon the Fund reaching $8 billion, $9 billion, $10 billion and $12 billion in size, such changes to be effective July 1, 2022. The Board noted that these changes would result in a reduction in the Fund’s gross advisory fee.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across
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various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
In the case of the Fund, the Board noted that Federated Hermes does not manage any other types of clients that are comparable to the Fund.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability
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information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
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The Board noted the provisions agreed upon in the settlement of the Kaufmann Fund fee litigation under which, starting July 1, 2012 and for a period of ten years thereafter, a cap on the net investment advisory fee is imposed and under which additional breakpoints are required upon the Fund reaching $8 billion, $9 billion, $10 billion and $12 billion in size. The Board further noted that, in light of the expiration of the settlement provisions on June 30, 2022, Federated Hermes recommended at the May Meetings that the breakpoints described above be incorporated into the Fund’s contractual investment advisory fee schedule, to be effective July 1, 2022, which would result in a reduction in the Fund’s gross advisory fee.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contracts. The Board based its determination
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to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangements.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Equity Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Kaufmann Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Kaufmann Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172677
CUSIP 314172669
CUSIP 314172651
CUSIP 314172644
CUSIP 31421N873
26396 (12/22)
© 2022 Federated Hermes, Inc.

Annual Shareholder Report
October 31, 2022

Share Class | Ticker	A | KLCAX	C | KLCCX	R | KLCKX
	Institutional | KLCIX	R6 | KLCSX

Federated Hermes Kaufmann Large Cap Fund
Fund Established 2007

A Portfolio of Federated Hermes Equity Funds
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2021 through October 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Kaufmann Large Cap Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2022, was -30.10% for the Class A Shares, -30.66% for the Class C Shares, -30.38% for the Class R Shares, -29.93% for the Institutional Shares and -29.88% for the Class R6 Shares. The total return of the Russell 1000® Growth Index (R1000G),1 the Fund’s broad-based securities market index, was -24.60% for the same period. The total return of the Morningstar Large Growth Funds Average (MLGFA),2 a peer group average for the Fund, was -28.11% for the same period. The Fund’s and MLGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the R1000G.
During the reporting period, the Fund’s investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund’s performance relative to the R1000G.
The following discussion will focus on the performance of the Fund’s R6 Shares relative to the R1000G.
MARKET OVERVIEW
During the reporting period, returns in most global equity markets reversed much of the gains from the prior reporting period as excessive stimulus turned into persistent inflation throughout the year. The inflation and slower GDP growth caused negative impacts to market returns as investors became aware of impacts to both earnings and economic growth. The slower economic growth along with aggressive monetary tightening policy led to industrial orders and job growth slowing. By the end of the period, global economic momentum had slowed to a standstill. While most countries have moved past the pandemic, uncertainty around inflation, economic growth, geopolitical uncertainty and potential responses from global central banks, were top concerns for investors.
STOCK SELECTION
The key factors affecting performance from a macroeconomic standpoint were the aggressive monetary responses to the inflation due to fiscal policy in the prior year. The monetary tightening, combined with excess fiscal spending rolling off, helped to contribute to the S&P 500 Index4 sell-off for much of 2022. The profitability of many of the companies in which the Fund invested remained strong throughout the reporting period despite the sell-off. Fund management continued to seek what it viewed as attractive growth investment
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opportunities, such as companies it viewed as dominant competitors, possessing strengthening fundamentals, with the potential to deliver both near-term and long-term growth in sales and earnings.
The majority of the Fund’s underperformance relative to the R1000G was due to stock selection particularly in Health Care, Information Technology, Consumer Staples and Financials. Individual companies that most contributed positively to the Fund’s performance during the reporting period were SLB, Inc., argenx SE, T-Mobile USA, Inc., CoStar Group, Inc. and Vertex Pharmaceuticals, Inc. Holdings that negatively impacted the Fund’s performance were Amazon.com, Inc., Alphabet, Inc., Salesforce, Inc., Microsoft Corporation and ServiceNow, Inc.
SECTOR EXPOSURE
At the end of the reporting period, approximately 71% of the portfolio was invested in four large sectors: Information Technology, Health Care, Consumer Discretionary and Financials. These sectors have historically provided good opportunities for bottom-up growth investors. Stock selection in both Health Care and Information Technology detracted from relative performance compared to the R1000G.
INTERNATIONAL EXPOSURE
Stock selection of companies domiciled outside the U.S. was a positive contributor to Fund performance; however, their group weight was a negative contributor. Approximately 5% of the Fund’s assets were invested in such companies during the reporting period.
EFFECT OF CASH HOLDINGS
The Fund had an average cash position of 2.20% during the reporting period. In a declining equity market, the cash holdings resulted in a modest gain to relative Fund performance versus the R1000G.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000G.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group.
3
International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
4
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Kaufmann Large Cap Fund (the “Fund”) from October 31, 2012 to October 31, 2022, compared to the Russell 1000® Growth Index (R1000G)2 and the Morningstar Large Growth Funds Average (MLGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2022

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2022
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-33.94%	6.59%	11.10%
Class C Shares	-31.24%	6.98%	11.03%
Class R Shares	-30.38%	7.40%	11.30%
Institutional Shares	-29.93%	8.08%	12.01%
Class R6 Shares[4]	-29.88%	8.15%	12.06%
R1000G	-24.60%	12.59%	14.69%
MLGFA	-28.11%	9.51%	12.37%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R1000G and the MLGFA have been adjusted to reflect the reinvestment of dividends on securities in the index and average.
2
The R1000G Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The R1000G is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The R1000G is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The R1000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s R6 Shares commenced operations on December 30, 2013. For the period prior to the commencement of operations of R6 Shares, the performance information shown is for the Fund’s Institutional Shares adjusted to reflect expenses of the R6 Shares for each year for which the expenses of R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2022, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	24.9%
Health Care	22.3%
Consumer Discretionary	12.4%
Financials	11.7%
Energy	6.4%
Communication Services	5.9%
Industrials	5.6%
Consumer Staples	2.9%
Real Estate	2.0%
Materials	1.7%
Utilities	1.3%
Cash Equivalents[2]	3.2%
Other Assets and Liabilities—Net[3]	(0.3)%
TOTAL	100%

1
Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry
Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2022
Shares			Value
		COMMON STOCKS— 97.1%
	[1]	Communication Services— 5.9%
750,000		Alphabet, Inc., Class A	$ 70,882,500
430,000		T-Mobile USA, Inc.	65,170,800
		TOTAL	136,053,300
		Consumer Discretionary— 12.4%
223,300	[1]	Airbnb, Inc.	23,873,003
917,500	[1]	Amazon.com, Inc.	93,988,700
22,400	[1]	Chipotle Mexican Grill, Inc.	33,562,592
86,000		Home Depot, Inc.	25,467,180
109,400	[1]	Lululemon Athletica, Inc.	35,996,976
20	[1,2]	New Cotai LLC/Capital	0
358,000		Nike, Inc., Class B	33,179,440
532,000		TJX Cos., Inc.	38,357,200
		TOTAL	284,425,091
		Consumer Staples— 2.9%
110,000		Costco Wholesale Corp.	55,165,000
61,200		Estee Lauder Cos., Inc., Class A	12,269,988
		TOTAL	67,434,988
		Energy— 6.4%
228,300		Pioneer Natural Resources, Inc.	58,538,403
1,300,000		Schlumberger Ltd.	67,639,000
620,000		Williams Cos., Inc.	20,292,600
		TOTAL	146,470,003
		Financials— 11.7%
90,000		BlackRock, Inc.	58,131,900
555,000		Charles Schwab Corp.	44,216,850
145,000		JPMorgan Chase & Co.	18,252,600
960,000		KKR & Co., Inc., Class Common	46,684,800
57,000		MSCI, Inc., Class A	26,725,020
231,200		S&P Global, Inc.	74,273,000
		TOTAL	268,284,170
		Health Care— 22.3%
132,000		Abbott Laboratories	13,060,080
178,700	[1]	Argenx SE, ADR	69,323,091
100,000	[1]	Catalent, Inc.	6,573,000
132,300		Danaher Corp.	33,295,941
400,000	[1]	Dexcom, Inc.	48,312,000
490,300	[1]	Edwards Lifesciences Corp.	35,512,429
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Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
100,000		Eli Lilly & Co.	$ 36,209,000
145,900	[1]	Genmab A/S	56,267,857
70,600	[1]	IDEXX Laboratories, Inc.	25,393,408
37,000	[1]	Intuitive Surgical, Inc.	9,119,390
24,765		Lonza Group AG	12,731,402
50,600	[1]	Moderna, Inc.	7,606,698
106,000		Novo Nordisk A/S	11,519,578
49,400		Stryker Corp.	11,324,456
717,000	[1]	Ultragenyx Pharmaceutical, Inc.	29,009,820
175,000	[1]	Veeva Systems, Inc.	29,389,500
125,000	[1]	Vertex Pharmaceuticals, Inc.	39,000,000
240,000		Zoetis, Inc.	36,187,200
		TOTAL	509,834,850
		Industrials— 5.6%
1,050,000	[1]	CoStar Group, Inc.	86,856,000
18,300		Deere & Co.	7,243,506
180,500		Trane Technologies PLC	28,813,215
28,500		Union Pacific Corp.	5,618,490
		TOTAL	128,531,211
		Information Technology— 24.9%
200,000	[1]	Advanced Micro Devices, Inc.	12,012,000
496,500		Apple, Inc.	76,133,310
29,100	[1]	Keysight Technologies, Inc.	5,067,765
500,000		Marvell Technology, Inc.	19,840,000
135,000		Mastercard, Inc.	44,304,300
375,000		Microsoft Corp.	87,048,750
57,000		NVIDIA Corp.	7,693,290
360,000	[1]	Palo Alto Networks, Inc.	61,772,400
150,000		Qualcomm, Inc.	17,649,000
300,000	[1]	Salesforce, Inc.	48,777,000
125,000	[1]	ServiceNow, Inc.	52,592,500
349,000	[1]	Shopify, Inc.	11,946,270
350,000	[1]	Splunk, Inc.	29,088,500
338,000		Visa, Inc., Class A	70,020,080
160,000	[1]	Workday, Inc.	24,931,200
		TOTAL	568,876,365
		Materials— 1.7%
70,000		Ecolab, Inc.	10,994,900
126,500		Sherwin-Williams Co.	28,466,295
		TOTAL	39,461,195
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Shares		Value
	COMMON STOCKS— continued
	Real Estate— 2.0%
170,700	Crown Castle International Corp.	$ 22,747,482
200,000	ProLogis, Inc.	22,150,000
	TOTAL	44,897,482
	Utilities— 1.3%
380,000	NextEra Energy, Inc.	29,450,000
	TOTAL COMMON STOCKS (IDENTIFIED COST $1,251,776,956)	2,223,718,655
	INVESTMENT COMPANY— 3.2%
72,801,146	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 3.08%[3] (IDENTIFIED COST $72,753,129)	$72,757,466
	TOTAL INVESTMENT IN SECURITIES—100.3% (IDENTIFIED COST $1,324,530,085)[4]	2,296,476,121
	OTHER ASSETS AND LIABILITIES - NET—(0.3)%[5]	(7,781,196)
	TOTAL NET ASSETS—100%	$2,288,694,925
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An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with the affiliated companies during the period ended October 31, 2022, were as follows:
Affiliated	Value as of 10/31/2021	Purchases at Cost	Proceeds from Sales
Health Care:
Ultragenyx Pharmaceutical, Inc.	$60,842,000	$1,544,960	$(2,117,658)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$60,842,000	$1,544,960	$(2,117,658)
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Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 10/31/2022	Shares Held as of 10/31/2022	Dividend Income

$(29,297,378)	$(1,962,104)	$29,009,820	717,000	$—
$(29,297,378)	$(1,962,104)	$29,009,820	717,000	$—
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2022, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 10/31/2021	$12,681,451	$43,282,327	$55,963,778
Purchases at Cost	$13,841,154	$1,031,966,041	$1,045,807,195
Proceeds from Sales	$(26,522,605)	$(1,002,450,916)	$(1,028,973,521)
Change in Unrealized Appreciation/ Depreciation	N/A	$1,727	$1,727
Net Realized Gain/(Loss)	N/A	$(41,713)	$(41,713)
Value as of 10/31/2022	$—	$72,757,466	$72,757,466
Shares Held as of 10/31/2022	—	72,801,146	72,801,146
Dividend Income	$—	$836,695	$836,695

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2
Market quotations and price valuations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Adviser acting through its Valuation Committee.

3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $1,327,041,011.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
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Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2022, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$1,965,478,242	$—	$0	$1,965,478,242
International	177,721,576	80,518,837	—	258,240,413
Investment Company	72,757,466	—	—	72,757,466
TOTAL SECURITIES	$2,215,957,284	$80,518,837	$0	$2,296,476,121

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$39.89	$31.46	$27.39	$24.76	$23.38
Income From Investment Operations:
Net investment income (loss)[1]	(0.11)	(0.21)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	(10.54)	9.88	5.42	5.17	1.77
Total From Investment Operations	(10.65)	9.67	5.32	5.10	1.72
Less Distributions:
Distributions from net realized gain	(5.12)	(1.24)	(1.25)	(2.47)	(0.34)
Net Asset Value, End of Period	$24.12	$39.89	$31.46	$27.39	$24.76
Total Return[2]	(30.10)%	31.46%	20.14%	22.76%	7.45%
Ratios to Average Net Assets:
Net expenses[3]	1.08%	1.08%	1.08%	1.08%	1.08%
Net investment income (loss)	(0.38)%	(0.57)%	(0.36)%	(0.29)%	(0.20)%
Expense waiver/reimbursement[4]	0.10%	0.08%	0.09%	0.10%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$598,065	$953,814	$741,584	$616,124	$539,812
Portfolio turnover[5]	15%	28%	24%	19%	35%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$35.18	$28.08	$24.76	$22.77	$21.69
Income From Investment Operations:
Net investment income (loss)[1]	(0.29)	(0.42)	(0.29)	(0.24)	(0.22)
Net realized and unrealized gain (loss)	(9.11)	8.76	4.86	4.70	1.64
Total From Investment Operations	(9.40)	8.34	4.57	4.46	1.42
Less Distributions:
Distributions from net realized gain	(5.12)	(1.24)	(1.25)	(2.47)	(0.34)
Net Asset Value, End of Period	$20.66	$35.18	$28.08	$24.76	$22.77
Total Return[2]	(30.66)%	30.47%	19.21%	21.85%	6.64%
Ratios to Average Net Assets:
Net expenses[3]	1.86%	1.85%	1.85%	1.85%	1.85%
Net investment income (loss)	(1.17)%	(1.33)%	(1.11)%	(1.05)%	(0.97)%
Expense waiver/reimbursement[4]	0.09%	0.08%	0.09%	0.09%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$167,622	$355,877	$372,382	$399,208	$387,474
Portfolio turnover[5]	15%	28%	24%	19%	35%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$37.27	$29.58	$25.92	$23.64	$22.42
Income From Investment Operations:
Net investment income (loss)[1]	(0.20)	(0.32)	(0.20)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	(9.75)	9.25	5.11	4.91	1.70
Total From Investment Operations	(9.95)	8.93	4.91	4.75	1.56
Less Distributions:
Distributions from net realized gain	(5.12)	(1.24)	(1.25)	(2.47)	(0.34)
Net Asset Value, End of Period	$22.20	$37.27	$29.58	$25.92	$23.64
Total Return[2]	(30.38)%	30.94%	19.69%	22.32%	7.05%
Ratios to Average Net Assets:
Net expenses[3]	1.47%	1.47%	1.46%	1.46%	1.47%
Net investment income (loss)	(0.79)%	(0.95)%	(0.72)%	(0.65)%	(0.59)%
Expense waiver/reimbursement[4]	0.16%	0.13%	0.14%	0.14%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$42,626	$82,883	$76,374	$74,919	$70,350
Portfolio turnover[5]	15%	28%	24%	19%	35%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$41.40	$32.53	$28.21	$25.37	$23.89
Income From Investment Operations:
Net investment income (loss)[1]	(0.05)	(0.12)	(0.03)	(0.01)	0.01
Net realized and unrealized gain (loss)	(10.99)	10.23	5.60	5.32	1.81
Total From Investment Operations	(11.04)	10.11	5.57	5.31	1.82
Less Distributions:
Distributions from net realized gain	(5.12)	(1.24)	(1.25)	(2.47)	(0.34)
Net Asset Value, End of Period	$25.24	$41.40	$32.53	$28.21	$25.37
Total Return[2]	(29.93)%	31.79%	20.46%	23.07%	7.72%
Ratios to Average Net Assets:
Net expenses[3]	0.83%	0.83%	0.83%	0.83%	0.83%
Net investment income (loss)	(0.15)%	(0.32)%	(0.10)%	(0.03)%	0.05%
Expense waiver/reimbursement[4]	0.10%	0.09%	0.09%	0.10%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,378,126	$3,090,630	$2,635,157	$2,264,174	$1,998,725
Portfolio turnover[5]	15%	28%	24%	19%	35%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$41.62	$32.68	$28.32	$25.44	$23.94
Income From Investment Operations:
Net investment income (loss)[1]	(0.03)	(0.10)	(0.02)	0.01	0.03
Net realized and unrealized gain (loss)	(11.06)	10.28	5.63	5.34	1.81
Total From Investment Operations	(11.09)	10.18	5.61	5.35	1.84
Less Distributions:
Distributions from net realized gain	(5.12)	(1.24)	(1.25)	(2.47)	(0.34)
Net Asset Value, End of Period	$25.41	$41.62	$32.68	$28.32	$25.44
Total Return[2]	(29.88)%	31.86%	20.52%	23.17%	7.79%
Ratios to Average Net Assets:
Net expenses[3]	0.77%	0.77%	0.77%	0.77%	0.77%
Net investment income (loss)	(0.11)%	(0.26)%	(0.06)%	0.04%	0.11%
Expense waiver/reimbursement[4]	0.09%	0.08%	0.09%	0.09%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$102,255	$274,128	$228,285	$129,987	$154,136
Portfolio turnover[5]	15%	28%	24%	19%	35%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities
October 31, 2022

Assets:
Investment in securities, at value including $72,757,466 of investment in an affiliated holding and $29,009,820 of investments in affiliated companies* (identified cost $1,324,530,085)	$2,296,476,121
Cash denominated in foreign currencies (identified cost $3,528)	3,507
Income receivable	420,772
Income receivable from an affiliated holding	159,207
Receivable for shares sold	1,271,840
Total Assets	2,298,331,447
Liabilities:
Payable for shares redeemed	8,663,055
Payable for investment adviser fee (Note 5)	41,580
Payable for administrative fee (Note 5)	4,962
Payable for Directors’/Trustees’ fees (Note 5)	3,051
Payable for auditing fees	41,900
Payable for distribution services fee (Note 5)	119,897
Payable for other service fees (Notes 2 and 5)	290,685
Accrued expenses (Note 5)	471,392
Total Liabilities	9,636,522
Net assets for 93,459,529 shares outstanding	$2,288,694,925
Net Assets Consist of:
Paid-in capital	$881,608,048
Total distributable earnings (loss)	1,407,086,877
Total Net Assets	$2,288,694,925
Annual Shareholder Report
18

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($598,064,676 ÷ 24,797,351 shares outstanding), no par value, unlimited shares authorized	$24.12
Offering price per share (100/94.50 of $24.12)	$25.52
Redemption proceeds per share	$24.12
Class C Shares:
Net asset value per share ($167,622,120 ÷ 8,112,945 shares outstanding), no par value, unlimited shares authorized	$20.66
Offering price per share	$20.66
Redemption proceeds per share (99.00/100 of $20.66)	$20.45
Class R Shares:
Net asset value per share ($42,626,464 ÷ 1,920,001 shares outstanding), no par value, unlimited shares authorized	$22.20
Offering price per share	$22.20
Redemption proceeds per share	$22.20
Institutional Shares:
Net asset value per share ($1,378,126,428 ÷ 54,605,022 shares outstanding), no par value, unlimited shares authorized	$25.24
Offering price per share	$25.24
Redemption proceeds per share	$25.24
Class R6 Shares:
Net asset value per share ($102,255,237 ÷ 4,024,210 shares outstanding), no par value, unlimited shares authorized	$25.41
Offering price per share	$25.41
Redemption proceeds per share	$25.41

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Operations
Year Ended October 31, 2022

Investment Income:
Dividends (including $836,695 received from an affiliated holding*)	$22,251,569
Net income on securities loaned (includes $776 earned from affiliated holdings related to cash collateral balances)	4,593
TOTAL INCOME	22,256,162
Expenses:
Investment adviser fee (Note 5)	24,383,504
Administrative fee (Note 5)	2,545,922
Custodian fees	145,662
Transfer agent fees (Note 2)	2,733,405
Directors’/Trustees’ fees (Note 5)	24,581
Auditing fees	41,900
Legal fees	3,812
Portfolio accounting fees	213,342
Distribution services fee (Note 5)	2,086,096
Other service fees (Notes 2 and 5)	2,415,981
Share registration costs	90,165
Printing and postage	153,532
Miscellaneous (Note 5)	50,359
TOTAL EXPENSES	34,888,261
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(2,836,303)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(383,519)
TOTAL WAIVERS AND REIMBURSEMENTS	(3,219,822)
Net expenses	31,668,439
Net investment loss	(9,412,277)
Annual Shareholder Report
20

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including net realized loss of $(2,003,817) on sales of investments in affiliated companies and holding*)	$447,359,623
Net realized loss on foreign currency transactions	(371,262)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(29,295,651) of investments in affiliated companies and holding*)	(1,730,735,852)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	(18,178)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1,283,765,669)
Change in net assets resulting from operations	$(1,293,177,946)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Changes in Net Assets

Year Ended October 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(9,412,277)	$(20,944,121)
Net realized gain (loss)	446,988,361	595,036,459
Net change in unrealized appreciation/depreciation	(1,730,754,030)	650,376,963
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,293,177,946)	1,224,469,301
Distributions to Shareholders:
Class A Shares	(121,749,422)	(29,185,169)
Class C Shares	(50,272,285)	(16,216,602)
Class R Shares	(11,230,248)	(3,184,899)
Institutional Shares	(377,610,464)	(100,008,954)
Class R6 Shares	(33,771,223)	(8,646,781)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(594,633,642)	(157,242,405)
Share Transactions:
Proceeds from sale of shares	416,142,661	681,892,322
Net asset value of shares issued to shareholders in payment of distributions declared	542,130,665	143,517,460
Cost of shares redeemed	(1,539,098,342)	(1,189,087,037)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(580,825,016)	(363,677,255)
Change in net assets	(2,468,636,604)	703,549,641
Net Assets:
Beginning of period	4,757,331,529	4,053,781,888
End of period	$2,288,694,925	$4,757,331,529
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Notes to Financial Statements
October 31, 2022
1. ORGANIZATION
Federated Hermes Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Hermes Kaufmann Large Cap Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Adviser”).
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
23

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Trustees have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
Annual Shareholder Report
24

The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Annual Shareholder Report
25

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waivers and reimbursements of $3,219,822 is disclosed in various locations in this Note 2 and Note 5.
Transfer Agent Fees
For the year ended October 31, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$582,603	$(60,231)
Class C Shares	230,440	—
Class R Shares	168,061	(12,791)
Institutional Shares	1,730,464	(280,697)
Class R6 Shares	21,837	—
TOTAL	$2,733,405	$(353,719)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
Annual Shareholder Report
26

For the year ended October 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,819,951
Class C Shares	596,030
TOTAL	$2,415,981
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2022, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of
Annual Shareholder Report
27

exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that is invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Annual Shareholder Report
28

As of October 31, 2022, the Fund had no outstanding securities on loan.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,342,575	$96,407,479	4,139,085	$147,506,630
Shares issued to shareholders in payment of distributions declared	3,353,287	109,987,824	779,671	26,274,916
Shares redeemed	(5,810,329)	(160,751,120)	(4,580,459)	(162,972,930)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	885,533	$45,644,183	338,297	$10,808,616
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	477,833	$12,096,961	822,226	$25,689,252
Shares issued to shareholders in payment of distributions declared	1,719,236	48,654,389	520,267	15,571,580
Shares redeemed	(4,201,135)	(102,244,358)	(4,487,301)	(141,991,027)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,004,066)	$(41,493,008)	(3,144,808)	$(100,730,195)
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	254,714	$6,554,147	335,775	$11,198,699
Shares issued to shareholders in payment of distributions declared	366,917	11,117,577	99,277	3,137,168
Shares redeemed	(925,265)	(22,590,112)	(793,557)	(26,490,789)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(303,634)	$(4,918,388)	(358,505)	$(12,154,922)
Annual Shareholder Report
29

	Year Ended 10/31/2022		Year Ended 10/31/2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	8,238,017	$249,396,256	11,727,425	$431,702,197
Shares issued to shareholders in payment of distributions declared	10,104,489	346,078,740	2,629,176	91,758,251
Shares redeemed	(38,391,765)	(1,116,533,204)	(20,712,813)	(771,083,051)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(20,049,259)	$(521,058,208)	(6,356,212)	$(247,622,603)
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,723,972	$51,687,818	1,729,121	$65,795,544
Shares issued to shareholders in payment of distributions declared	762,976	26,292,135	193,201	6,775,545
Shares redeemed	(5,048,808)	(136,979,548)	(2,321,935)	(86,549,240)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(2,561,860)	$(58,999,595)	(399,613)	$(13,978,151)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(24,033,286)	$(580,825,016)	(9,920,841)	$(363,677,255)
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from net operating losses.
For the year ended October 31, 2022, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(23,401,615)	$23,401,615
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2022 and 2021, was as follows:
	2022	2021
Long-term capital gains	$594,633,642	$157,242,405
As of October 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$969,409,059
Undistributed long-term capital gains	$443,644,346
Capital loss deferrals	$(5,966,528)
Annual Shareholder Report
30

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales.
At October 31, 2022, the cost of investments for federal tax purposes was $1,327,041,011. The net unrealized appreciation of investments for federal tax purposes was $969,435,110. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,028,101,556 and net unrealized depreciation from investments for those securities having an excess of cost over value of $58,666,446.
Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of October 31, 2022, for federal income tax purposes, a late year ordinary loss of $5,966,528 was deferred to November 1, 2022.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended October 31, 2022, the Adviser voluntarily waived $2,779,793 of its fee and voluntarily reimbursed $353,719 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2022, the Adviser reimbursed $56,510.
Certain of the Fund’s assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2022, the Sub-Adviser earned a fee of $19,994,473.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
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Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2022, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2022, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class C Shares	$1,788,090	$—
Class R Shares	298,006	(29,800)
TOTAL	$2,086,096	$(29,800)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2022, FSC retained $53,291 of fees paid by the Fund. For the year ended October 31, 2022, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2022, FSC retained $32,149 in sales charges from the sale of Class A Shares. FSC also retained $3,353 of CDSC relating to redemptions of Class A Shares and $13,561 relating to redemptions of Class C Shares, respectively.
Other Service Fees
For the year ended October 31, 2022, FSSC received $39,320 of the other service fees disclosed in Note 2.
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32

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2023, total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.08%, 1.88%, 1.47%, 0.83% and 0.77% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2024; or (b) the date of the Fund’s next effective Prospectus. Prior to January 1, 2023, the Fee Limit for the Class C Shares was 1.86%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2022, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $9,306,480. Net realized loss recognized on these transactions was $3,298,133.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2022, were as follows:
Purchases	$458,795,909
Sales	$1,674,756,931
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
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A substantial portion of the Fund’s portfolio may be comprised of entities in the Information Technology and Health Care sectors. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2022, the Fund had no outstanding loans. During the year ended October 31, 2022, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2022, there were no outstanding loans. During the year ended October 31, 2022, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
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11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2022, the amount of long-term capital gains designated by the Fund was $594,633,642.
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35

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED HERMES KAUFMANN LARGE CAP FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Kaufmann Large Cap Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Equity Funds (the “Trust”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Equity Funds) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.

Boston, Massachusetts
December 23, 2022
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$930.90	$5.30
Class C Shares	$1,000	$926.90	$9.03
Class R Shares	$1,000	$928.90	$7.15
Institutional Shares	$1,000	$932.10	$4.04
Class R6 Shares	$1,000	$932.10	$3.80
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.71	$5.55
Class C Shares	$1,000	$1,015.83	$9.45
Class R Shares	$1,000	$1,017.80	$7.48
Institutional Shares	$1,000	$1,021.02	$4.23
Class R6 Shares	$1,000	$1,021.27	$3.97

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.09%
Class C Shares	1.86%
Class R Shares	1.47%
Institutional Shares	0.83%
Class R6 Shares	0.78%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised 9 portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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41

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes Kaufmann Large Cap Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) and the investment subadvisory contract between the Adviser and Federated Global Investment Management Corp. (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also
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considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Advisers’ investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted
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that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by Federated Hermes. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Advisers’ ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisers to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the longevity and experience of the Fund’s portfolio management team and its extensive bottom-up approach to investing may limit the utility of comparisons to other equity mutual funds.
The Fund’s performance fell below the median of the Performance Peer Group for the one-year, three-year and five-year periods ended December 31, 2021. The Board discussed the Fund’s performance with the Advisers and recognized the efforts being taken by the Advisers in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than
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non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
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Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared
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with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
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Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contracts. The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangements.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Equity Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Kaufmann Large Cap Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Kaufmann Large Cap Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172446
CUSIP 314172438
CUSIP 314172420
CUSIP 314172412
CUSIP 314172131
39667 (12/22)
© 2022 Federated Hermes, Inc.

Annual Shareholder Report
October 31, 2022

Share Class | Ticker	A | FKASX	B | FKBSX	C | FKCSX
	R | FKKSX	Institutional | FKAIX	R6 | FKALX

Federated Hermes Kaufmann Small Cap Fund
Fund Established 2002

A Portfolio of Federated Hermes Equity Funds
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2021 through October 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Kaufmann Small Cap Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2022, was -36.41% for the Class A Shares, -36.80% for the Class B Shares, -36.80% for the Class C Shares, -36.40% for the Class R Shares, -36.10% for the Institutional Shares and -36.10% for the Class R6 Shares. The total return of the Russell 2000® Growth Index (R2000G),1 the Fund’s broad-based securities market index, was -26.02% for the same period. The total return of the Morningstar Small Growth Funds Average (MSGFA),2 a peer group average for the Fund, was -27.76% for the same period. The Fund’s and MSGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the R2000G.
During the reporting period, the Fund’s investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund’s performance relative to the R2000G.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the R2000G.
MARKET OVERVIEW
During the reporting period, returns in most global equity markets reversed much of the gains from the prior reporting period as excessive stimulus turned into persistent inflation throughout the year. Inflation and slower GDP growth caused negative impacts to market returns as investors became aware of impacts to both earnings and economic growth. The slower economic growth along with aggressive monetary tightening policy led to industrial orders and job growth slowing. The global economic momentum slowed to a standstill. While most countries moved past the pandemic, uncertainty around inflation, economic growth, geopolitical uncertainty and potential responses from global central banks remained top concerns for investors.
STOCK SELECTION
The key factors affecting performance from a macroeconomic standpoint were the aggressive monetary responses to inflation due to fiscal policy in the prior year. The monetary tightening, combined with excess fiscal spending rolling off, helped to contribute to the S&P 500 Index4 sell off for much of 2022. The profitability of many of the companies in which the Fund invested remained strong throughout the reporting period despite the sell off. Fund management continued to seek what it viewed as attractive growth investment opportunities, such as companies it viewed as dominant competitors, possessing strengthening fundamentals, with the potential to deliver both near-term and long-term growth in sales and earnings.
Annual Shareholder Report

The majority of the Fund’s underperformance versus the R2000G was due to stock selection, particularly in Information Technology, Industrials and Consumer Discretionary. Individual companies that most contributed to Fund performance during the reporting period were argenx SE, New Fortress Energy, Inc., Turning Point Therapeutics and Seres Therapeutics, Inc. Holdings that negatively impacted Fund performance were Rapid7, Inc., Ultragenyx Pharmaceutical, Inc. Domo, Inc., and Natera, Inc.
SECTOR EXPOSURE
At the end of the reporting period, approximately 67% of the portfolio was invested in four large sectors: Health Care, Information Technology, Consumer Discretionary and Industrials. These sectors have historically provided good opportunities for bottom-up growth investors. Stock selection in both Consumer Discretionary and Information Technology hurt relative performance versus the R2000G.
INTERNATIONAL EXPOSURE
Stock selection of companies domiciled outside the U.S. was a positive contributor to Fund performance; however, their group weight was a negative contributor. Approximately 13.85% of the Fund’s assets were invested in such companies during the reporting period.
EFFECT OF CASH HOLDINGS
The Fund had an average cash position of 4.49% during the reporting period. In a declining equity market, the cash holdings resulted in a modest gain to relative Fund performance versus the R2000G.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000G.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group.
3
International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
4
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Kaufmann Small Cap Fund (the “Fund”) from October 31, 2012 to October 31, 2022, compared to the Russell 2000® Growth Index (R2000G)2 and the Morningstar Small Growth Funds Average (MSGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2022

◾ Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2022
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-39.91%	8.04%	12.25%
Class B Shares	-39.94%	8.32%	12.36%
Class C Shares	-37.37%	8.60%	12.37%
Class R Shares	-36.40%	9.31%	12.94%
Institutional Shares[4]	-36.10%	9.79%	13.24%
Class R6 Shares[4]	-36.10%	9.79%	13.16%
R2000G	-26.02%	5.17%	10.15%
MSGFA	-27.76%	7.76%	10.78%
Annual Shareholder Report
3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R2000G and the MSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The R2000G is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The R2000G is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
4

Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.

The Fund’s Institutional Shares commenced operations on December 30, 2015. The Fund’s Class R6 Shares commenced operations on September 1, 2017. For the period prior to commencement of operations of the Institutional Shares and Class R6 Shares, the performance information shown is for the Fund’s Class A Shares and has not been adjusted to reflect expenses of the Institutional Shares or Class R6 Shares since Institutional Shares and Class R6 Shares have a lower expense ratio than Class A Shares. The performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to Class A Shares that may have occurred during the period prior to commencement of operations of Institutional Shares and Class R6 Shares. Additionally, the performance information shown above has been adjusted to reflect the absence of any sales charges applicable to Class A Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At October 31, 2022, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	33.5%
Consumer Discretionary	13.5%
Information Technology	11.8%
Industrials	8.3%
Financials	7.9%
Real Estate	7.4%
Energy	4.9%
Materials	2.4%
Consumer Staples	1.1%
Communication Services	0.8%
Securities Lending Collateral[2]	4.1%
Cash Equivalents[3]	8.4%
Other Assets and Liabilities—Net[4]	(4.1)%
TOTAL	100%

1
Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
October 31, 2022
Shares or Principal Amount			Value
		COMMON STOCKS— 91.2%
		Communication Services— 0.8%
2,500,000		Infrastrutture Wireless Italiane SPA	$ 22,085,600
1,500,000	[1]	Reservoir Media Management, Inc.	8,700,000
980,100	[1,2]	Tremor International Ltd., ADR	7,762,392
		TOTAL	38,547,992
		Consumer Discretionary— 13.3%
1,050,000		Academy Sports and Outdoors, Inc.	46,231,500
100,000	[1]	Bright Horizons Family Solutions, Inc.	6,532,000
540,000		Choice Hotels International, Inc.	70,113,600
4,000,000	[1]	CTOS LLC	27,720,000
734,720	[1,2]	Custom Truck One Source, Inc.	5,091,610
300,000	[1,2]	Dutch Bros, Inc.	11,073,000
245,000	[1]	Etsy, Inc.	23,007,950
975,000	[1,2]	European Wax Center, Inc.	14,020,500
1,580,300	[1]	First Watch Restaurant Group, Inc.	26,944,115
255,000	[1]	Fiverr International Ltd.	7,892,250
450,000	[1]	Floor & Decor Holdings, Inc.	33,016,500
625,000	[1]	Lovesac Co./The	15,212,500
950,000	[1,2]	Mister Car Wash, Inc.	8,388,500
271,200		Moncler S.p.A	11,710,357
32,398,629		NagaCorp Ltd.	14,757,036
582,800	[1]	National Vision Holdings, Inc.	21,586,912
1,100,000	[1]	Planet Fitness, Inc.	72,028,000
577,500	[1,2]	Revolve Group, Inc.	13,860,000
600,000	[1]	Six Flags Entertainment Corp.	13,380,000
1,400,000	[1,2]	Sportradar Group AG	13,860,000
166,000		Vail Resorts, Inc.	36,375,580
500,000		Wingstop, Inc.	79,195,000
1,875,000	[1]	Xponential Fitness, Inc.	36,281,250
780,000	[1]	YETI Holdings, Inc.	25,022,400
		TOTAL	633,300,560
		Consumer Staples— 1.1%
660,500	[1]	Grocery Outlet Holding Corp.	22,833,485
1,200,000	[1]	The Duckhorn Portfolio, Inc.	17,544,000
770,000	[1]	Vital Farms, Inc.	10,194,800
		TOTAL	50,572,285
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Energy— 4.9%
755,000		Cactus, Inc.	$ 39,048,600
1,144,000		Matador Resources Co.	76,018,800
1,970,500		New Fortress Energy, Inc.	108,515,435
679,575	[1]	US Silica Holdings, Inc.	9,779,084
		TOTAL	233,361,919
		Financials— 7.9%
900,000		AFC Gamma, Inc.	15,417,000
935,000		Ares Management Corp.	70,901,050
1,270,500		Artisan Partners Asset Management, Inc.	36,221,955
1,000,000	[1,3]	BCLS Acquisition Corp.	10,030,000
1,889,026	[1]	CrossFirst Bankshares, Inc.	26,276,352
2,265,000		FinecoBank Banca Fineco SPA	30,588,978
1,000,000		Hamilton Lane, Inc.	59,820,000
900,000		Moelis & Co.	38,214,000
1,000,000	[1,2]	Omega Alpha SPAC	10,000,000
3,181,933		P10, Inc.	33,060,284
1,518,500		StepStone Group, Inc.	44,826,120
		TOTAL	375,355,739
		Health Care— 33.3%
1,950,000	[1]	Akouos, Inc.	25,681,500
815,354	[1,2]	Albireo Pharma, Inc.	16,731,064
1,500,000	[1]	Alector, Inc.	13,800,000
1,999,600	[1]	Amphastar Pharmaceuticals, Inc.	61,787,640
731,462	[1,2]	Amylyx Pharmaceuticals, Inc.	26,091,250
1,185,830	[1,2]	AnaptysBio, Inc.	34,211,195
1,000,000	[1,2]	Annexon, Inc.	4,780,000
148,900	[1]	Apellis Pharmaceuticals, Inc.	9,006,961
44,428		Apollo Endosurgery, Inc.	286,116
1,538,297	[1]	Arcturus Therapeutics Holdings, Inc.	27,227,857
438,000		Argenx SE	170,398,176
205,900	[1]	Argenx SE, ADR	79,874,787
2,900,000	[1]	aTyr Pharma, Inc.	7,163,000
1,030,000	[1]	Avidity Biosciences LLC	14,708,400
983,616	[1,2]	CASI Pharmaceuticals, Inc.	1,937,724
200,000	[1]	Catalent, Inc.	13,146,000
293,000	[1,2]	Century Therapeutics, Inc.	3,076,500
338,980	[1]	Century Therapeutics, Inc.	3,559,290
1,957,807	[3]	CeQur SA	9,986,487
2,200,000	[1,2]	Cerevel Therapeutics Holdings	61,512,000
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Health Care— continued
400,000	[1]	Cerevel Therapeutics, Inc.	$ 11,184,000
100,000	[1]	Charles River Laboratories International, Inc.	21,225,000
190,200	[1]	Clementia Pharmaceuticals, Inc., Rights	0
300,000	[1]	Corcept Therapeutics, Inc.	8,580,000
308,000	[1,2]	CRISPR Therapeutics AG	16,120,720
569,070	[1]	Cryoport, Inc.	15,797,383
100,000	[1]	Cytokinetics, Inc.	4,366,000
650,000	[1]	Denali Therapeutics, Inc.	18,642,000
358,220	[1]	Dexcom, Inc.	43,265,812
5,848,585	[1,2]	Dynavax Technologies Corp.	66,966,298
750,000	[1,2]	Evotec SE, ADR	7,245,000
1,000,000	[1]	Frequency Therapeutics, Inc.	1,730,000
2,510,000	[1,2]	Fusion Pharmaceuticals, Inc.	6,212,250
645,000	[1]	Galapagos N.V.	29,405,911
1,370,000	[1,2]	Gossamer Bio, Inc.	15,207,000
600,338	[1,2]	Gracell Biotechnologies, Inc., ADR	1,915,078
320,970	[1]	Graphite Bio, Inc.	1,126,605
406,308	[1]	Graphite Bio, Inc.	1,426,141
155,000	[1]	Guardant Health, Inc.	7,672,500
1,607,500	[1]	IDEAYA Biosciences, Inc.	27,150,675
973,000	[1,2]	Immatics N.V.	10,994,900
290,000	[1,4]	Immatics N.V.—Restricted	3,277,000
240,000	[1]	Inspire Medical Systems, Inc.	46,788,000
90,000	[1]	Insulet Corp.	23,292,900
987,000	[1]	Intellia Therapeutics, Inc.	52,093,860
188,702	[1,3]	Laronde, Inc.	4,092,022
1,162,500	[1]	Legend Biotech Corp., ADR	57,915,750
62,500	[1]	Madrigal Pharmaceuticals, Inc.	4,426,250
2,037,600	[1,2]	Merus N.V.	41,770,800
534,050	[1]	Minerva Neurosciences, Inc.	1,415,232
205,700	[1]	Mirati Therapeutics, Inc.	13,847,724
425,000	[1]	Morphic Holding, Inc.	11,904,250
100,000	[1]	Natera, Inc.	4,696,000
660,900	[1]	Orchard Therapeutics PLC	298,859
100,000	[1]	Penumbra, Inc.	17,147,000
142,400	[1]	Privia Health Group, Inc.	4,767,552
51,515	[1]	Prometheus Biosciences, Inc.	2,705,568
5,761	[1,2]	Protalix Biotherapeutics, Inc.	5,934
1,378,500		Regulus Therapeutics, Inc.	2,136,675
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Health Care— continued
1,513,500	[1]	Regulus Therapeutics, Inc.	$ 2,345,925
310,000	[1]	Repligen Corp.	56,571,900
3,310,800	[1]	Rezolute, Inc.	5,595,252
2,347,376	[1,2]	Rhythm Pharmaceuticals, Inc.	59,083,454
336,300	[1]	Sarepta Therapeutics, Inc.	38,344,926
3,593,000	[1,2]	Scynexis, Inc.	8,299,830
6,000,000	[1]	Seres Therapeutics, Inc.	53,160,000
221,300	[1]	Tandem Diabetes Care, Inc.	12,425,995
1,550,000	[1]	Ultragenyx Pharmaceutical, Inc.	62,713,000
822,570	[3]	United Therapeutics Corp.	0
187,800	[1]	Veeva Systems, Inc.	31,539,132
854,137	[1,2]	Verve Therapeutics, Inc.	32,200,965
3,447,710		Zai Lab Ltd.	7,701,977
566,800	[1]	Zentalis Pharmaceuticals, LLC	14,221,012
		TOTAL	1,577,983,964
		Industrials— 8.3%
627,800		Advanced Drainage System, Inc.	72,749,464
2,588,600		Aris Water Solutions, Inc.	44,083,858
531,500		Comfort Systems USA, Inc.	65,523,320
417,000	[1]	CoStar Group, Inc.	34,494,240
602,700	[1]	Evoqua Water Technologies Corp.	23,613,786
30,300	[1]	Generac Holdings, Inc.	3,512,073
200,800	[1]	GMS, Inc.	9,477,760
594,500	[1]	GXO Logistics, Inc.	21,723,030
271,700		Herc Holdings, Inc.	31,954,637
147,096	[1]	Mercury Systems, Inc.	7,119,446
1,040,000	[1,2]	Montrose Environmental Group, Inc.	45,531,200
105,000	[1]	Trex Co., Inc.	5,049,450
1,300,000	[1]	Upwork, Inc.	17,485,000
270,000	[1]	XPO Logistics, Inc.	13,969,800
		TOTAL	396,287,064
		Information Technology— 11.8%
1,450,000	[1]	Allegro MicroSystems, Inc.	36,844,500
750,000	[1]	Alteryx, Inc.	36,547,500
397,500	[1]	Blackline, Inc.	22,260,000
1,550,000	[1]	Camtek Ltd.	35,681,000
200,000	[1]	Coupa Software, Inc.	10,646,000
549,449	[1]	Docebo, Inc.	16,032,922
700,000	[1]	Domo, Inc.	12,369,000
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Information Technology— continued
390,000	[1]	Endava PLC, ADR	$ 29,733,600
690,500	[1]	Envestnet, Inc.	34,048,555
150,000	[1]	Everbridge, Inc.	4,699,500
841,938	[1]	Nordic Semiconductor ASA	11,860,541
447,600	[1]	Novanta, Inc.	63,290,640
790,000	[1,4]	Nuvei Corp.	23,755,300
495,000	[1]	Q2 Holdings, Inc.	15,364,800
1,030,000	[1]	Rapid7, Inc.	46,628,100
391,498,168	[2]	Seeing Machines Ltd.	30,028,454
343,000	[1]	Shopify, Inc.	11,740,890
1,320,100	[1]	ShotSpotter, Inc.	50,163,800
800,000	[1]	Smartsheet, Inc.	27,936,000
121,000	[1]	Tyler Technologies, Inc.	39,122,930
817,500	[1]	WM Technology, Inc.	1,675,875
		TOTAL	560,429,907
		Materials— 2.4%
880,000	[1]	ATI, Inc.	26,188,800
1,745,300	[1,2]	Livent Corp.	55,099,121
1,350,000	[1]	SilverCrest Metals, Inc.	6,777,000
250,000		Westlake Corp.	24,162,500
		TOTAL	112,227,421
		Real Estate— 7.4%
1,000,000		Americold Realty Trust, Inc.	24,250,000
1,825,000		Easterly Government Properties, Inc.	31,736,750
795,000		Gaming and Leisure Properties, Inc.	39,845,400
475,000		Lamar Advertising Co.	43,809,250
400,000		National Storage Affiliates Trust	17,064,000
1,400,000		Physicians Realty Trust	21,084,000
780,000		Ryman Hospitality Properties	69,357,600
1,650,000		STAG Industrial, Inc.	52,123,500
1,550,000		VICI Properties, Inc.	49,631,000
		TOTAL	348,901,500
		TOTAL COMMON STOCKS (IDENTIFIED COST $3,345,903,512)	4,326,968,351
		CORPORATE BOND— 0.2%
		Consumer Discretionary— 0.2%
$ 13,000,000		NagaCorp Ltd., Sr. Unsecd. Note, 7.950%, 7/6/2024 (IDENTIFIED COST $12,163,326)	11,310,000
Annual Shareholder Report

Shares or Principal Amount			Value
	[1]	WARRANTS— 0.2%
		Health Care— 0.2%
176,600		Catabasis Pharmaceuticals, Inc., Warrants 6/22/2023	$ 565
129,500		Catabasis Pharmaceuticals, Inc., Warrants 2/8/2024	12,419
2,247,188		ContraFect Corp., Warrants 5/27/2023	19,101
200,000		Immatics N.V., Warrants 12/31/2025	732,000
193,334		Rezolute, Inc., Warrants 10/8/2027	102,506
64,800		Rezolute, Inc., Warrants 1/1/2099	109,512
1,685,800		Rezolute, Inc., Warrants 12/31/2099	2,849,002
15,480		Scynexis, Inc., Warrants 3/8/2023	0
720,500		Scynexis, Inc., Warrants 5/21/2024	115,208
1,441,000		Scynexis, Inc., Warrants 1/1/2099	3,328,710
165,355		Scynexis, Inc., Warrants 4/26/2029	238,458
		TOTAL WARRANTS (IDENTIFIED COST $16,449,911)	7,507,481
		INVESTMENT COMPANIES— 12.5%
54,752,001		Federated Hermes Government Obligations Fund, Premier Shares, 2.94%[5]	54,752,001
539,802,009		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 3.08%[5]	539,478,128
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $594,246,601)	594,230,129
		TOTAL INVESTMENT IN SECURITIES—104.1% (IDENTIFIED COST $3,968,763,350)[6]	4,940,015,961
		OTHER ASSETS AND LIABILITIES - NET—(4.1)%[7]	(196,432,381)
		TOTAL NET ASSETS—100%	$4,743,583,580
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Annual Shareholder Report

An affiliated company is a company in which the Fund, alone or in combination with other Federated Hermes funds, has ownership of at least 5% of the voting shares. Transactions with the affiliated companies during the period ended October 31, 2022, were as follows:
Affiliated	Value as of 10/31/2021	Purchases at Cost*	Proceeds from Sales*
Communication Services:
Reservoir Media Management, Inc.	$12,870,000	$—	$—
Consumer Discretionary:
CTOS LLC**	$36,200,000	$—	$—
Xponential Fitness, Inc.	$24,758,500	$8,310,903	$(2,810,276)
Financials:
BCLS Acquisition Corp.	$9,910,000	$—	$—
Omega Alpha SPAC	$9,770,000	$—	$—
P10, Inc.	$34,706,287	$5,056,687	$—
StepStone Group, Inc.**	$84,094,200	$—	$(9,338,287)
Health Care:
Akouos, Inc.	$11,966,927	$2,551,203	$—
Albireo Pharma, Inc.	$29,220,000	$—	$(5,048,462)
Alector, Inc.	$51,415,100	$—	$(8,896,912)
Amphastar Pharmaceuticals, Inc.	$37,360,000	$—	$(11,627)
AnaptysBio, Inc.	$30,156,633	$11,805,914	$(6,473,466)
Annexon, Inc.	$16,310,000	$—	$—
Arcturus Therapeutics Holdings, Inc.	$60,075,136	$22,178,682	$(6,646,005)
aTyr Pharma, Inc.	$24,911,000	$—	$—
Avidity Biosciences LLC**	$29,700,000	$—	$(4,110,823)
CASI Pharmaceuticals, Inc.	$10,962,000	$—	$(62,262)
ContraFect Corp., Warrants 5/27/2023**	$1,524,492	$—	$—
Corcept Therapeutics, Inc.	$—	$6,817,115	$—
Dynavax Technologies Corp.	$152,359,118	$7,606,922	$(31,532,916)
Frequency Therapeutics, Inc.**	$6,280,000	$—	$—
Fusion Pharmaceuticals, Inc.	$10,585,100	$7,644,883	$—
IDEAYA Biosciences, Inc.	$26,960,800	$3,675,000	$—
Merus N.V.	$53,715,750	$3,494,100	$—
Minerva Neurosciences, Inc.	$5,981,360	$—	$—
Orchard Therapeutics PLC	$1,268,928	$—	$—
Regulus Therapeutics, Inc.	$—	$5,448,600	$—
Rezolute, Inc.	$10,400,000	$6,406,040	$—
Rezolute, Inc., Warrants 10/8/2027	$1,071,090	$—	$—
Rezolute, Inc., Warrants 1/1/2099	$414,720	$—	$—
Rezolute, Inc., Warrants 12/31/2099	$—	$6,404,354	$—
Rhythm Pharmaceuticals, Inc.	$15,538,500	$26,015,630	$(2,273,339)
Scynexis, Inc.	$7,996,130	$12,221,412	$—
Scynexis, Inc., Warrants 3/8/2023	$2,324	$—	$—
Scynexis, Inc., Warrants 5/21/2024	$1,073,545	$—	$—
Scynexis, Inc., Warrants 1/1/2099	$7,219,410	$—	$—
Scynexis, Inc., Warrants 4/26/2029	$—	$—	$—
Seres Therapeutics, Inc.	$—	$23,450,490	$—
Ultragenyx Pharmaceutical, Inc.	$128,859,160	$724,582	$—
Industrials:
Aris Water Solutions, Inc.	$17,087,500	$20,967,377	$—
Information Technology:
Domo, Inc.**	$123,690,000	$—	$(19,995,021)
Seeing Machines Ltd.	$51,861,087	$9,949,447	$(5,066,791)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation*	Net Realized Gain/ (Loss)*	Value as of 10/31/2022	Shares Held as of 10/31/2022	Dividend Income*

$(4,170,000)	$—	$8,700,000	1,500,000	$—

$(8,480,000)	$—	$27,720,000	4,000,000	$—
$4,618,902	$1,403,221	$36,281,250	1,875,000	$—

$120,000	$—	$10,030,000	1,000,000	$—
$230,000	$—	$10,000,000	1,000,000	$—
$(6,702,690)	$—	$33,060,284	3,181,933	$190,916
$(31,027,685)	$1,097,892	$44,826,120	1,518,500	$1,103,675

$11,163,370	$—	$25,681,500	1,950,000	$—
$(5,103,096)	$(2,337,378)	$16,731,064	815,354	$—
$(18,707,772)	$(10,010,416)	$13,800,000	1,500,000	$—
$24,435,875	$3,392	$61,787,640	1,999,600	$—
$5,603,813	$(6,881,699)	$34,211,195	1,185,830	$—
$(11,530,000)	$—	$4,780,000	1,000,000	$—
$(29,881,961)	$(18,497,995)	$27,227,857	1,538,297	$—
$(17,748,000)	$—	$7,163,000	2,900,000	$—
$(7,023,794)	$(3,856,983)	$14,708,400	1,030,000	$—
$(7,939,887)	$(1,022,127)	$1,937,724	983,616	$—
$(1,505,391)	$—	$19,101	2,247,188	$—
$1,762,885	$—	$8,580,000	300,000	$—
$(66,028,656)	$4,561,830	$66,966,298	5,848,585	$—
$(4,550,000)	$—	$1,730,000	1,000,000	$—
$(12,017,733)	$—	$6,212,250	2,510,000	$—
$(3,485,125)	$—	$27,150,675	1,607,500	$—
$(15,439,050)	$—	$41,770,800	2,037,600	$—
$(4,566,128)	$—	$1,415,232	534,050	$—
$(970,069)	$—	$298,859	660,900	$—
$(3,102,675)	$—	$2,345,925	1,513,500	$—
$(11,210,788)	$—	$5,595,252	3,310,800	$—
$(968,584)	$—	$102,506	193,334	$—
$(305,208)	$—	$109,512	64,800	$—
$(3,555,352)	$—	$2,849,002	1,685,800	$—
$32,945,046	$(13,142,383)	$59,083,454	2,347,376	$—
$(11,917,712)	$—	$8,299,830	3,593,000	$—
$(2,324)	$—	$—	15,480	$—
$(958,337)	$—	$115,208	720,500	$—
$(3,890,700)	$—	$3,328,710	1,441,000	$—
$238,458	$—	$238,458	165,355	$—
$29,709,510	$—	$53,160,000	6,000,000	$—
$(66,870,742)	$—	$62,713,000	1,550,000	$—

$6,028,981	$—	$44,083,858	2,588,600	$647,190

$(79,147,589)	$(12,178,390)	$12,369,000	700,000	$—
$(24,702,803)	$(2,012,486)	$30,028,454	391,498,168	$—
Annual Shareholder Report

Affiliated	Value as of 10/31/2021	Purchases at Cost*	Proceeds from Sales*
ShotSpotter, Inc.	$43,579,200	$5,629,304	$—
WM Technology, Inc.**	$25,336,800	$—	$(7,005,046)
Affiliated issuers no longer in the portfolio at period end	$258,570,911	$8,515,461	$(188,055,435)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$1,465,761,708	$204,874,106	$(297,326,668)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation*	Net Realized Gain/ (Loss)*	Value as of 10/31/2022	Shares Held as of 10/31/2022	Dividend Income*
$955,296	$—	$50,163,800	1,320,100	$—
$(11,135,925)	$(5,519,954)	$1,675,875	817,500	$—
$(46,641,595)	$(32,389,342)	$—	—	$—
$(403,475,235)	$(100,782,818)	$869,051,093	465,249,266	$1,941,781

*	A portion of the amount shown was recorded when the Fund no longer had ownership of at least 5% of the voting shares.
**	At October 31, 2022, the Fund no longer has ownership of at least 5% of the voting shares.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2022, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 10/31/2021	$118,231,170	$674,899,307	$793,130,477
Purchases at Cost	$890,649,747	$2,433,060,364	$3,323,710,111
Proceeds from Sales	$(954,128,916)	$(2,568,331,092)	$(3,522,460,008)
Change in Unrealized Appreciation/ Depreciation	N/A	$(25,436)	$(25,436)
Net Realized Gain/(Loss)	N/A	$(125,015)	$(125,015)
Value as of 10/31/2022	$54,752,001	$539,478,128	$594,230,129
Shares Held as of 10/31/2022	54,752,001	539,802,009	594,554,010
Dividend Income	$345,215	$4,689,099	$5,034,314
Gain Distributions Received	$—	$20,146	$20,146

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3
Market quotations and price evaluations may not be available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser acting through its Valuation Committee.

4
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or
(b) is subject to a contractual restriction on public sales. At October 31, 2022, these restricted securities amounted to $27,032,300, which represented 0.6% of total net assets.

5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $3,981,281,700.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2022.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2022, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$3,525,747,533	$—	$4,092,022	$3,529,839,555
International	448,575,279	328,537,030	20,016,487	797,128,796
Debt Securities:
Corporate Bond	—	11,310,000	—	11,310,000
Warrants	3,690,514	3,816,967	—	7,507,481
Investment Companies	594,230,129	—	—	594,230,129
TOTAL SECURITIES	$4,572,243,455	$343,663,997	$24,108,509	$4,940,015,961

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$70.27	$49.86	$40.09	$36.01	$32.58
Income From Investment Operations:
Net investment income (loss)[1]	(0.23)	(0.58)	(0.29)	0.01	(0.13)
Net realized and unrealized gain (loss)	(23.97)	21.07	10.16	6.14	5.65
Total From Investment Operations	(24.20)	20.49	9.87	6.15	5.52
Less Distributions:
Distributions from net investment income	—	—	(0.02)	—	—
Distributions from net realized gain	(4.93)	(0.08)	(0.08)	(2.07)	(2.09)
Total Distributions	(4.93)	(0.08)	(0.10)	(2.07)	(2.09)
Net Asset Value, End of Period	$41.14	$70.27	$49.86	$40.09	$36.01
Total Return[2]	(36.41)%	41.12%	24.64%	17.96%	18.10%
Ratios to Average Net Assets:
Net expenses[3]	1.35%	1.35%	1.35%	1.36%	1.35%
Net investment income (loss)	(0.48)%	(0.89)%	(0.64)%	0.03%	(0.37)%
Expense waiver/reimbursement[4]	0.15%	0.12%	0.15%	0.16%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$795,872	$1,452,855	$1,068,689	$826,240	$580,003
Portfolio turnover[5]	19%	34%	20%	33%	39%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$58.85	$42.02	$33.99	$31.02	$28.52
Income From Investment Operations:
Net investment income (loss)[1]	(0.44)	(0.81)	(0.47)	(0.21)	(0.31)
Net realized and unrealized gain (loss)	(19.81)	17.72	8.58	5.25	4.90
Total From Investment Operations	(20.25)	16.91	8.11	5.04	4.59
Less Distributions:
Distributions from net realized gain	(4.93)	(0.08)	(0.08)	(2.07)	(2.09)
Net Asset Value, End of Period	$33.67	$58.85	$42.02	$33.99	$31.02
Total Return[2]	(36.80)%	40.27%	23.89%	17.23%	17.36%
Ratios to Average Net Assets:
Net expenses[3]	1.97%	1.96%	1.98%	1.98%	1.99%
Net investment income (loss)	(1.10)%	(1.49)%	(1.25)%	(0.62)%	(1.01)%
Expense waiver/reimbursement[4]	0.03%	0.02%	0.04%	0.04%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,514	$14,501	$14,313	$15,488	$16,445
Portfolio turnover[5]	19%	34%	20%	33%	39%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$58.87	$42.03	$34.01	$31.03	$28.53
Income From Investment Operations:
Net investment income (loss)[1]	(0.44)	(0.83)	(0.49)	(0.19)	(0.31)
Net realized and unrealized gain (loss)	(19.82)	17.75	8.59	5.24	4.90
Total From Investment Operations	(20.26)	16.92	8.10	5.05	4.59
Less Distributions:
Distributions from net realized gain	(4.93)	(0.08)	(0.08)	(2.07)	(2.09)
Net Asset Value, End of Period	$33.68	$58.87	$42.03	$34.01	$31.03
Total Return[2]	(36.80)%	40.28%	23.84%	17.25%	17.36%
Ratios to Average Net Assets:
Net expenses[3]	1.98%	1.97%	1.98%	1.97%	1.97%
Net investment income (loss)	(1.11)%	(1.51)%	(1.28)%	(0.57)%	(1.00)%
Expense waiver/reimbursement[4]	0.03%	0.02%	0.04%	0.05%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$208,954	$410,961	$289,794	$204,247	$117,888
Portfolio turnover[5]	19%	34%	20%	33%	39%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$70.65	$50.12	$40.29	$36.17	$32.70
Income From Investment Operations:
Net investment income (loss)[1]	(0.22)	(0.57)	(0.28)	0.03	(0.12)
Net realized and unrealized gain (loss)	(24.11)	21.18	10.22	6.16	5.68
Total From Investment Operations	(24.33)	20.61	9.94	6.19	5.56
Less Distributions:
Distributions from net investment income	—	—	(0.03)	—	—
Distributions from net realized gain	(4.93)	(0.08)	(0.08)	(2.07)	(2.09)
Total Distributions	(4.93)	(0.08)	(0.11)	(2.07)	(2.09)
Net Asset Value, End of Period	$41.39	$70.65	$50.12	$40.29	$36.17
Total Return[2]	(36.40)%	41.14%	24.71%	17.99%	18.15%
Ratios to Average Net Assets:
Net expenses[3]	1.34%	1.34%	1.31%	1.31%	1.32%
Net investment income (loss)	(0.46)%	(0.87)%	(0.61)%	0.08%	(0.33)%
Expense waiver/reimbursement[4]	0.34%	0.32%	0.34%	0.34%	0.37%
Supplemental Data:
Net assets, end of period (000 omitted)	$141,312	$263,675	$188,549	$120,487	$78,387
Portfolio turnover[5]	19%	34%	20%	33%	39%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$72.07	$50.90	$40.86	$36.50	$32.85
Income From Investment Operations:
Net investment income (loss)[1]	(0.01)	(0.29)	(0.10)	0.22	0.04
Net realized and unrealized gain (loss)	(24.64)	21.54	10.37	6.21	5.70
Total From Investment Operations	(24.65)	21.25	10.27	6.43	5.74
Less Distributions:
Distributions from net investment income	—	—	(0.15)	—	—
Distributions from net realized gain	(4.93)	(0.08)	(0.08)	(2.07)	(2.09)
Total Distributions	(4.93)	(0.08)	(0.23)	(2.07)	(2.09)
Net Asset Value, End of Period	$42.49	$72.07	$50.90	$40.86	$36.50
Total Return[2]	(36.10)%	41.77%	25.20%	18.51%	18.65%
Ratios to Average Net Assets:
Net expenses[3]	0.89%	0.89%	0.89%	0.90%	0.89%
Net investment income (loss)	(0.02)%	(0.43)%	(0.21)%	0.56%	0.11%
Expense waiver/reimbursement[4]	0.11%	0.10%	0.12%	0.12%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,930,184	$6,454,097	$5,114,974	$2,339,131	$735,235
Portfolio turnover[5]	19%	34%	20%	33%	39%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$71.52	$50.51	$40.51	$36.20	$32.60
Income From Investment Operations:
Net investment income (loss)[1]	(0.00)	(0.29)	(0.10)	0.25	0.06
Net realized and unrealized gain (loss)	(24.45)	21.38	10.30	6.13	5.63
Total From Investment Operations	(24.45)	21.09	10.20	6.38	5.69
Less Distributions:
Distributions from net investment income	—	—	(0.12)	—	—
Distributions from net realized gain	(4.93)	(0.08)	(0.08)	(2.07)	(2.09)
Total Distributions	(4.93)	(0.08)	(0.20)	(2.07)	(2.09)
Net Asset Value, End of Period	$42.14	$71.52	$50.51	$40.51	$36.20
Total Return[2]	(36.10)%	41.78%	25.24%	18.53%	18.64%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.88%	0.88%	0.88%
Net investment income (loss)	(0.01)%	(0.43)%	(0.21)%	0.63%	0.16%
Expense waiver/reimbursement[4]	0.04%	0.02%	0.04%	0.04%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$661,748	$1,195,120	$651,978	$195,775	$29,623
Portfolio turnover[5]	19%	34%	20%	33%	39%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2022

Assets:
Investment in securities, at value including $188,763,386 of securities loaned, $594,230,129 of investments in affiliated holdings and $869,051,093 of investments in affiliated companies* (identified cost $3,968,763,350)	$4,940,015,961
Cash denominated in foreign currencies (identified cost $159,074)	137,844
Income receivable	801,017
Income receivable from affiliated holdings	939,931
Receivable for investments sold	6,584,929
Receivable for shares sold	3,715,680
Total Assets	4,952,195,362
Liabilities:
Payable for investments purchased	1,603,896
Payable for shares redeemed	6,805,890
Bank overdraft	683,123
Payable for collateral due to broker for securities lending (Note 2)	197,786,358
Payable for investment adviser fee (Note 5)	98,511
Payable for administrative fee (Note 5)	10,227
Payable for Directors’/Trustees’ fees (Note 5)	6,255
Payable for distribution services fee (Note 5)	283,679
Payable for other service fees (Notes 2 and 5)	376,883
Accrued expenses (Note 5)	956,960
Total Liabilities	208,611,782
Net assets for 113,800,451 shares outstanding	$4,743,583,580
Net Assets Consist of:
Paid-in capital	$3,829,114,102
Total distributable earnings (loss)	914,469,478
Total Net Assets	$4,743,583,580
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($795,872,001 ÷ 19,343,909 shares outstanding), no par value, unlimited shares authorized	$41.14
Offering price per share (100/94.50 of $41.14)	$43.53
Redemption proceeds per share	$41.14
Class B Shares:
Net asset value per share ($5,514,159 ÷ 163,777 shares outstanding), no par value, unlimited shares authorized	$33.67
Offering price per share	$33.67
Redemption proceeds per share (94.50/100 of $33.67)	$31.82
Class C Shares:
Net asset value per share ($208,953,581 ÷ 6,204,886 shares outstanding), no par value, unlimited shares authorized	$33.68
Offering price per share	$33.68
Redemption proceeds per share (99.00/100 of $33.68)	$33.34
Class R Shares:
Net asset value per share ($141,311,905 ÷ 3,413,859 shares outstanding), no par value, unlimited shares authorized	$41.39
Offering price per share	$41.39
Redemption proceeds per share	$41.39
Institutional Shares:
Net asset value per share ($2,930,183,978 ÷ 68,969,503 shares outstanding), no par value, unlimited shares authorized	$42.49
Offering price per share	$42.49
Redemption proceeds per share	$42.49
Class R6 Shares:
Net asset value per share ($661,747,956 ÷ 15,704,517 shares outstanding), no par value, unlimited shares authorized	$42.14
Offering price per share	$42.14
Redemption proceeds per share	$42.14

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2022

Investment Income:
Dividends (including $5,439,035 received from affiliated companies and holdings* and net of foreign taxes withheld of $752,001)	$48,858,376
Net income on securities loaned (includes $1,537,060 earned from affiliated holdings related to cash collateral balances*) (Note 2)	4,991,700
Interest	763,799
TOTAL INCOME	54,613,875
Expenses:
Investment adviser fee (Note 5)	49,933,950
Administrative fee (Note 5)	4,889,143
Custodian fees	623,504
Transfer agent fees (Note 2)	5,983,317
Directors’/Trustees’ fees (Note 5)	48,146
Auditing fees	43,100
Legal fees	9,611
Portfolio accounting fees	224,384
Distribution services fee (Note 5)	5,436,496
Other service fees (Notes 2 and 5)	3,143,177
Share registration costs	52,448
Printing and postage	658,579
Miscellaneous (Note 5)	63,351
TOTAL EXPENSES	71,109,206
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(2,164,753)
Waivers/reimbursements of other operating expenses (Notes 2 and 5)	(4,825,185)
TOTAL WAIVERS AND REIMBURSEMENTS	(6,989,938)
Net expenses	64,119,268
Net investment income (loss)	(9,505,393)
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments (including net realized loss of $(100,907,833) on sales of investments in affiliated companies and holdings*)	$(32,582,603)
Net realized loss on foreign currency transactions	(292,117)
Realized gain distribution from affiliated investment company shares*	20,146
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(403,500,671) of investments in affiliated companies and holdings*)	(3,281,595,791)
Net change in unrealized appreciation of translation of assets and liabilities in foreign currency	(57,644)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3,314,508,009)
Change in net assets resulting from operations	$(3,324,013,402)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended October 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(9,505,393)	$(54,203,055)
Net realized gain (loss)	(32,854,574)	710,797,313
Net change in unrealized appreciation/depreciation	(3,281,653,435)	2,432,431,612
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,324,013,402)	3,089,025,870
Distributions to Shareholders:
Class A Shares	(101,147,716)	(1,653,079)
Class B Shares	(1,197,159)	(25,352)
Class C Shares	(34,090,746)	(540,247)
Class R Shares	(18,092,847)	(292,074)
Institutional Shares	(432,690,042)	(8,076,795)
Class R6 Shares	(82,470,909)	(1,083,308)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(669,689,419)	(11,670,855)
Share Transactions:
Proceeds from sale of shares	1,065,820,914	3,022,203,221
Net asset value of shares issued to shareholders in payment of distributions declared	632,723,892	11,048,509
Cost of shares redeemed	(2,752,467,125)	(3,647,695,450)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,053,922,319)	(614,443,720)
Change in net assets	(5,047,625,140)	2,462,911,295
Net Assets:
Beginning of period	9,791,208,720	7,328,297,425
End of period	$4,743,583,580	$9,791,208,720
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2022
1. ORGANIZATION
Federated Hermes Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Hermes Kaufmann Small Cap Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
Class B Shares may be purchased through an exchange from the same share class of another Federated Hermes fund but are closed to new accounts, new investors and new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
Effective April 18, 2022, the Fund was re-opened to new investors. Since March 1, 2021, the Fund had been closed to new investors, with the exception of new investments by employer-sponsored retirement plans if the Fund was an established plan option as of March 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Adviser”).
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such
Annual Shareholder Report

as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid”
Annual Shareholder Report

evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred
Annual Shareholder Report

securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waivers and reimbursements of $6,989,938 is disclosed in various locations in this Note 2 and Note 5.
Transfer Agent Fees
For the year ended October 31, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$942,226	$(601,344)
Class B Shares	8,398	—
Class C Shares	306,386	—
Class R Shares	472,942	—
Institutional Shares	4,140,523	(3,199,516)
Class R6 Shares	112,842	—
TOTAL	$5,983,317	$(3,800,860)
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended October 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$2,445,686
Class B Shares	21,257
Class C Shares	676,234
TOTAL	$3,143,177
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated
Annual Shareholder Report

movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2022, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below
Annual Shareholder Report

identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2022, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$188,763,386	$197,786,358
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Additional information on restricted securities, held at October 31, 2022, is as follows:
Security	Acquisition Date	Cost	Value
Immatics N.V.—Restricted	6/30/2020	$2,900,000	$3,277,000
Nuvei Corp.	9/17/2020	$20,540,000	$23,755,300
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,530,260	$73,184,961	3,590,107	$230,919,045
Shares issued to shareholders in payment of distributions declared	1,674,041	95,688,203	26,595	1,569,381
Shares redeemed	(4,535,857)	(214,855,756)	(4,375,929)	(283,404,028)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,331,556)	$(45,982,592)	(759,227)	$(50,915,602)
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,017	$39,776	2,705	$147,595
Shares issued to shareholders in payment of distributions declared	25,149	1,183,010	503	24,990
Shares redeemed	(108,817)	(4,175,494)	(97,430)	(5,268,745)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(82,651)	$(2,952,708)	(94,222)	$(5,096,160)
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	415,804	$16,186,192	1,579,737	$85,366,029
Shares issued to shareholders in payment of distributions declared	703,297	33,090,127	10,600	526,955
Shares redeemed	(1,895,545)	(72,415,703)	(1,503,198)	(82,300,016)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(776,444)	$(23,139,384)	87,139	$3,592,968
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	335,394	$16,171,089	1,149,093	$74,288,799
Shares issued to shareholders in payment of distributions declared	314,493	18,083,325	4,919	291,805
Shares redeemed	(968,244)	(45,767,933)	(1,183,981)	(77,242,320)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(318,357)	$(11,513,519)	(29,969)	$(2,661,716)
Annual Shareholder Report

	Year Ended 10/31/2022		Year Ended 10/31/2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	16,251,449	$775,568,956	31,342,177	$2,036,222,866
Shares issued to shareholders in payment of distributions declared	6,963,343	409,305,296	127,148	7,663,239
Shares redeemed	(43,798,331)	(2,126,528,197)	(42,406,935)	(2,851,405,518)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(20,583,539)	$(941,653,945)	(10,937,610)	$(807,519,413)
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,869,658	$184,669,940	9,048,037	$595,258,887
Shares issued to shareholders in payment of distributions declared	1,293,085	75,373,931	16,254	972,139
Shares redeemed	(6,168,680)	(288,724,042)	(5,262,776)	(348,074,823)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(1,005,937)	$(28,680,171)	3,801,515	$248,156,203
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(24,098,484)	$(1,053,922,319)	(7,932,374)	$(614,443,720)
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from a net operating loss.
For the year ended October 31, 2022, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(11,948,299)	$11,948,299
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2022 and 2021, was as follows:
	2022	2021
Ordinary income[1]	$141,944,647	$4,800,891
Long-term capital gains	$527,744,772	$6,869,964

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Annual Shareholder Report

As of October 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$958,676,677
Capital loss carryforwards and deferrals	$(44,207,199)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales, passive foreign investment company adjustments, discount accretion/premium amortization on debt securities and non-taxable dividends.
At October 31, 2022, the cost of investments for federal tax purposes was $3,981,281,700. The net unrealized appreciation of investments for federal tax purposes was $958,734,261. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,427,811,109 and net unrealized depreciation from investments for those securities having an excess of cost over value of $469,076,848.
As of October 31, 2022, the Fund had a capital loss carryforward of $33,326,463 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$33,326,463	$—	$33,326,463
Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of October 31, 2022, for federal income tax purposes, a late year ordinary loss of $10,880,736 was deferred to November 1, 2022.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended October 31, 2022, the Adviser voluntarily waived $1,730,814 of its fee and voluntarily reimbursed $3,800,860 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2022, the Adviser reimbursed $433,939.
Annual Shareholder Report

Certain of the Fund’s assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2022, the Sub-Adviser earned a fee of $40,945,839.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2022, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2022, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$2,455,223	$(491,045)
Class B Shares	63,771	—
Class C Shares	2,028,701	—
Class R Shares	888,801	(533,280)
TOTAL	$5,436,496	$(1,024,325)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2022, FSC retained $1,733,392 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2022, FSC retained $45,790 in sales charges from the sale of Class A Shares. FSC also retained $31,260, $5,316 and $21,517 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended October 31, 2022, FSSC received $131,743 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.35%, 1.35%, 0.89% and 0.88% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the
Annual Shareholder Report

Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2022, were as follows:
Purchases	$1,084,294,894
Sales	$3,090,202,828
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2022, the Fund had no outstanding loans. During the year ended October 31, 2022, the Fund did not utilize the LOC.
9. Interfund Lending
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2022, there were no outstanding loans. During the year ended October 31, 2022, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal
Annual Shareholder Report

course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
12. SUBSEQUENT EVENT
On November 10, 2022, the Trustees approved a Plan of Conversion for the Class B Shares of the Fund pursuant to which the Class B Shares of the Fund will be converted into the Fund’s existing Class A Shares on or about February 3, 2023, resulting in the closure and termination of the Fund’s Class B Shares.
13. FEDERAL TAX INFORMATION (UNAUDITED)
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2022, 17.53% qualify for the dividend received deduction available to corporate shareholders.
For the fiscal year ended October 31, 2022, 20.79% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
For the year ended October 31, 2022, the amount of long-term capital gains designated by the Fund was $527,744,772.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED HERMES KAUFMANN SMALL CAP FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Kaufmann Small Cap Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Equity Funds (the “Trust”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Equity Funds) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
December 23, 2022
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$953.00	$6.65
Class B Shares	$1,000	$950.30	$9.64
Class C Shares	$1,000	$950.30	$9.73
Class R Shares	$1,000	$953.20	$6.45
Institutional Shares	$1,000	$955.50	$4.39
Class R6 Shares	$1,000	$955.60	$4.34
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.40	$6.87
Class B Shares	$1,000	$1,015.32	$9.96
Class C Shares	$1,000	$1,015.22	$10.06
Class R Shares	$1,000	$1,018.60	$6.67
Institutional Shares	$1,000	$1,020.72	$4.53
Class R6 Shares	$1,000	$1,020.77	$4.48

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.35%
Class B Shares	1.96%
Class C Shares	1.98%
Class R Shares	1.31%
Institutional Shares	0.89%
Class R6 Shares	0.88%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised 9 portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes Kaufmann Small Cap Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) and the investment subadvisory contract between the Adviser and Federated Global Investment Management Corp. (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also
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considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Advisers’ investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted
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that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by Federated Hermes. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Advisers’ ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisers to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the longevity and experience of the Fund’s portfolio management team and its extensive bottom-up approach to investing may limit the utility of comparisons to other equity mutual funds.
For the periods ended December 31, 2021, the Fund’s performance for the three-year and five-year periods was above the median of the Performance Peer Group, and the Fund’s performance fell below the median of the Performance Peer Group for the one-year period. The Board discussed the Fund’s performance with the Advisers and recognized the efforts being taken by the Advisers in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
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While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive. The Board considered the CCO’s view that, in 2021, while the Fund’s expenses were above median relative to its Expense Peer Group, those expenses remained reasonable in light of its extensive bottom-up investment process, the relative expense of that process, the resulting estimated profitability of the Fund over time, and the performance generated over time compared to peer funds.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant
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additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term
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investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the
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Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contracts. The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangements.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Equity Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Kaufmann Small Cap Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Kaufmann Small Cap Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172636
CUSIP 314172628
CUSIP 314172610
CUSIP 314172537
CUSIP 31421N402
CUSIP 31421N683
29503 (12/22)
© 2022 Federated Hermes, Inc.

Annual Shareholder Report
October 31, 2022

Share Class | Ticker	A | FGSAX	C | FGSCX	Institutional | FGSIX	R6 | FGSKX

Federated Hermes MDT Mid Cap Growth Fund
Fund Established 1984

A Portfolio of Federated Hermes Equity Funds
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2021 through October 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Mid Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2022, was -26.23% for the Class A Shares, -26.83% for the Class C Shares, -26.00% for the Institutional Shares and -26.00% for the Class R6 Shares. The total return of the Russell Midcap® Growth Index (RMCGI),1,2 the Fund’s broad-based securities market index, was -28.94% for the same period. The total return of the Morningstar Mid Cap Growth Funds Average (MMCGFA),3 a peer group average for the Fund, was -28.76% during the reporting period. The Fund’s and the MMCGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund’s investment strategy focused on stock selection, which was the most significant factor affecting the Fund’s performance relative to the RMCGI.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the RMCGI.
MARKET OVERVIEW
During the reporting period, the market was upset by a number of challenges: the Covid-19 pandemic moved from the Delta variant to the Omicron variant (late 2021), Russia attacked Ukraine (beginning in late February 2022) and inflation rose steadily to levels not seen in the last 40 years. As the market went from challenge to challenge, the swings in market direction became larger and larger–the returns of the Russell 3000 Index4 (R3000) in each of the last five months of the reporting period were -8.37% (June 2022), 9.38% (July 2022), -3.73% (August 2022), -9.27% (September 2022) and 8.20% (October 2022). Ultimately, the returns of the indexes for the full reporting period were solidly negative (the R3000 returned -16.52%) and there was a preference for value-oriented stocks over growth-oriented stocks (Russell 3000 Value Index5 returned -7.25% while the Russell 3000 Growth Index6 returned -24.67%). In contrast to the preference for value over growth, however, the preference for larger capitalization stocks over small capitalization stocks within the R3000 was not strong: the mega-cap Russell Top 200 Index7 returned -16.10%, 2.44 percentage points better than the small-cap Russell 2000 Index8 at -18.54%.
The best-performing sectors in the RMCGI during the reporting period were Energy (+64.97%), Utilities (+2.35%) and Consumer Staples (-0.15%). Underperforming sectors during the same period included Communication Services (-55.39%), Consumer Discretionary (-34.11%) and Information Technology (-33.78%).
Annual Shareholder Report
1

STOCK SELECTION
Stock selection was the biggest contributor to the Fund’s outperformance relative to the RMCGI during the reporting period. The Fund looked for stocks with the specific combinations of fundamental and technical factors that internal research has shown to predict outperformance relative to the RMCGI. In this reporting period, the Fund’s outperformance versus the RMCGI was driven by underweighting stocks with negative cash flow and/or significant requirements for new external financing. Two offsets to the favorable performance came from overweighting mature stocks with very high sell-side analyst conviction, and from overweighting stocks with depressed prices that didn’t require significant external financing.
The Fund’s sector exposures remained close to RMCGI weights. Favorable stock selection in the Information Technology, Health Care and Communication Services sectors contributed the most to the Fund’s performance. Unfavorable stock selection in the Financials and Industrials sectors detracted the most from the Fund’s performance.
Individual stocks enhancing the Fund’s performance included Occidental Petroleum Corporation, Arista Networks, Inc., Ulta Beauty Inc. and Pure Storage, Inc. (Class A), which were all overweighted in the Fund versus RMCGI weights and outperformed. Individual stocks detracting from the Fund’s performance during the reporting period included YETI Holdings, Inc., Expedia Group, Inc., Align Technology, Inc., EPAM Systems, Inc. and HubSpot, Inc., which were overweighted in the Fund versus RMCGI weights and underperformed.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2
Mid-Capitalization companies often have narrower markets and limited managerial and financial resources compared to larger and more established companies.
3
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group.
4
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies that represent approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure that new and growing equities are included.*
5
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.*
6
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market.*
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2

7
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
8
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
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3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Mid Cap Growth Fund (the “Fund”) from October 31, 2012 to October 31, 2022, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Mid Cap Growth Funds Average (MMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2022

◾ Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
◾ Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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4

Average Annual Total Returns for the Period Ended 10/31/2022
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-30.28%	8.77%	12.09%
Class C Shares	-27.29%	9.16%	12.04%
Institutional Shares	-26.00%	10.32%	13.02%
Class R6 Shares[4]	-26.00%	10.33%	12.71%
RMCGI	-28.94%	8.66%	11.95%
MMCGFA	-28.76%	8.17%	11.15%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The RMCGI and the MMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2
The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
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5

Portfolio of Investments Summary Table (unaudited)
At October 31, 2022, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	26.7%
Health Care	16.1%
Consumer Discretionary	15.3%
Industrials	14.6%
Financials	6.7%
Energy	5.9%
Communication Services	3.8%
Consumer Staples	3.4%
Materials	3.0%
Real Estate	2.5%
Securities Lending Collateral[2]	1.6%
Cash Equivalents[3]	1.9%
Other Assets and Liabilities—Net[4]	(1.5)%
TOTAL	100%

1
Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
October 31, 2022
Shares			Value
		COMMON STOCKS— 98.0%
		Communication Services— 3.8%
760,081	[1]	Altice USA, Inc.	$ 5,024,136
6,926	[1]	AMC Networks, Inc.	155,904
293		Cable One, Inc.	251,813
23,458	[1]	Liberty Media Corp.	1,354,230
18,092	[1]	Match Group, Inc.	781,574
10,525	[1]	Roku, Inc.	584,559
117,704	[1]	Spotify Technology SA	9,484,588
		TOTAL	17,636,804
		Consumer Discretionary— 15.3%
806	[1]	AutoZone, Inc.	2,041,501
187,227	[1]	Bright Horizons Family Solutions, Inc.	12,229,668
206,335	[1]	Chegg, Inc.	4,450,646
2,826	[1]	Chipotle Mexican Grill, Inc.	4,234,280
281,721		eBay, Inc.	11,223,765
137,746	[1]	Expedia Group, Inc.	12,875,119
3,945	[1]	Lululemon Athletica, Inc.	1,298,063
193,252	[2]	Nordstrom, Inc.	3,930,746
12,485		Tractor Supply Co.	2,743,828
17,232	[1]	Ulta Beauty, Inc.	7,226,584
73,199		V.F. Corp.	2,067,872
185,244	[1]	YETI Holdings, Inc.	5,942,627
		TOTAL	70,264,699
		Consumer Staples— 3.4%
83,874		Albertsons Cos., Inc.	1,720,256
21,646	[1]	BJ’s Wholesale Club Holdings, Inc.	1,675,400
27,222		Hershey Foods Corp.	6,499,797
57,363		Lamb Weston Holdings, Inc.	4,945,838
1,464	[1]	The Boston Beer Co., Inc., Class A	546,496
		TOTAL	15,387,787
		Energy— 5.9%
35,356		Cheniere Energy, Inc.	6,237,152
60,535		Diamondback Energy, Inc.	9,510,654
65,336		Halliburton Co.	2,379,537
2,344		Hess Corp.	330,691
14,130		Occidental Petroleum Corp.	1,025,838
16,501		Ovintiv, Inc.	835,776
49,410		Range Resources Corp.	1,407,197
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS— continued
		Energy— continued
80,630		Targa Resources, Inc.	$ 5,512,673
		TOTAL	27,239,518
		Financials— 6.7%
4,417		Bread Financial Holdings, Inc.	159,498
17,869		LPL Financial Holdings, Inc.	4,568,210
38,378		MarketAxess Holdings, Inc.	9,365,767
602,282	[1,2]	Rocket Companies, Inc.	4,155,746
47,296		Signature Bank	7,497,835
16,021	[1]	SVB Financial Group	3,700,210
17,482		Tradeweb Markets, Inc.	962,908
19,623		Virtu Financial, Inc.	439,163
		TOTAL	30,849,337
		Health Care— 16.1%
81,034	[1]	10X Genomics, Inc.	2,202,504
719,071	[1]	Adaptive Biotechnologies Corp.	5,594,372
63,278	[1]	Align Technology, Inc.	12,294,915
10,759	[1]	Avantor, Inc.	217,009
17,520	[1]	Certara, Inc.	214,270
39,306	[1]	Charles River Laboratories International, Inc.	8,342,699
10,484	[1]	Doximity, Inc.	277,512
74,011	[1]	Exelixis, Inc.	1,227,102
25,013	[1]	Horizon Therapeutics PLC	1,558,810
8,531	[1]	IDEXX Laboratories, Inc.	3,068,430
17,988	[1]	Ionis Pharmaceuticals, Inc.	795,070
68,005	[1]	Maravai LifeSciences Holdings, Inc.	1,128,883
4,821		McKesson Corp.	1,877,153
3,723	[1]	Mettler-Toledo International, Inc.	4,709,334
18,222	[1]	Molina Healthcare, Inc.	6,539,147
33,749	[1]	Sarepta Therapeutics, Inc.	3,848,061
776	[1]	Seagen, Inc.	98,676
287,582	[1]	Sotera Health Topco, Inc.	1,978,564
44,498	[1]	Syneos Health, Inc.	2,241,809
116,545	[1]	Teladoc Health, Inc.	3,454,394
6,965		Teleflex, Inc.	1,494,410
33,589	[1]	Veeva Systems, Inc.	5,640,937
21,295		West Pharmaceutical Services, Inc.	4,899,980
		TOTAL	73,704,041
		Industrials— 14.6%
11,244		Advanced Drainage System, Inc.	1,302,955
3,221		Allegion PLC	337,464
38,361		Allison Transmission Holdings, Inc.	1,620,752
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS— continued
		Industrials— continued
1,806		Armstrong World Industries, Inc.	$ 136,479
2,636		Booz Allen Hamilton Holding Corp.	286,929
7,484		Carlisle Cos., Inc.	1,787,179
32,853		Equifax, Inc.	5,569,898
32,775		Expeditors International Washington, Inc.	3,207,034
57,248		Fortune Brands Home & Security, Inc.	3,453,199
14,258	[1]	Generac Holdings, Inc.	1,652,645
1,434		IDEX Corp.	318,793
7,950		Landstar System, Inc.	1,241,949
58,735	[1]	Lyft, Inc.	859,880
35,233		Pitney Bowes, Inc.	109,575
2,426		Republic Services, Inc.	321,736
119,198		Robert Half International, Inc.	9,113,879
19,597		Smith (A.O.) Corp.	1,073,524
39,782		Trane Technologies PLC	6,350,401
142,081	[1]	Trex Co., Inc.	6,832,675
18,474		Verisk Analytics, Inc.	3,377,601
6,572		W.W. Grainger, Inc.	3,840,348
115,975	[1]	Willscot Corp.	4,932,417
175,176	[1]	XPO Logistics, Inc.	9,063,606
		TOTAL	66,790,918
		Information Technology— 26.7%
19,763	[1]	Allegro MicroSystems, Inc.	502,178
13,364		Ansys, Inc.	2,955,582
91,262	[1]	Arista Networks, Inc.	11,029,925
144,110		Cognex Corp.	6,662,205
16,571	[1]	Coherent Corp.	556,951
118,714	[1]	CommScope Holdings Co., Inc.	1,571,773
18,391	[1]	Coupa Software, Inc.	978,953
115,431		Dell Technologies, Inc.	4,432,550
213,544	[1]	DocuSign, Inc.	10,314,175
44,532	[1]	Duck Creek Technologies LLC	531,712
34,893	[1]	Dynatrace Holdings LLC	1,229,629
4,037	[1]	Enphase Energy, Inc.	1,239,359
1,782	[1]	EPAM Systems, Inc.	623,700
13,414	[1]	Fortinet, Inc.	766,744
2,368	[1]	Gartner, Inc., Class A	714,947
93,048	[1]	IPG Photonics Corp.	7,970,492
4,493		Jabil, Inc.	288,675
14,973	[1]	Keysight Technologies, Inc.	2,607,548
2,387	[1]	New Relic, Inc.	141,406
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
60,613		Paychex, Inc.	$ 7,171,124
6,776	[1]	Paylocity Corp.	1,570,609
341,870		Pegasystems, Inc.	12,720,983
182,754	[1]	Pure Storage, Inc.	5,639,788
32,159	[1]	Splunk, Inc.	2,672,735
851,073	[1]	StoneCo Ltd.	8,936,267
5,296	[1]	Synopsys, Inc.	1,549,345
53,678	[1]	Teradata Corp.	1,695,688
103,007		Teradyne, Inc.	8,379,620
19,847		Universal Display Corp.	1,889,831
10,447		Vontier Corp.	199,538
124,405		Western Union Co.	1,680,712
159,598	[1]	Zoom Video Communications, Inc.	13,316,857
		TOTAL	122,541,601
		Materials— 3.0%
68,248		CF Industries Holdings, Inc.	7,252,032
14,189		Mosaic Co./The	762,659
1,566		Royal Gold, Inc.	148,707
57,932		Steel Dynamics, Inc.	5,448,505
		TOTAL	13,611,903
		Real Estate— 2.5%
33,887		Extra Space Storage, Inc.	6,012,909
1,737		SBA Communications, Corp.	468,817
164,239	[1]	Zillow Group, Inc.	5,079,912
		TOTAL	11,561,638
		TOTAL COMMON STOCKS (IDENTIFIED COST $459,047,007)	449,588,246
		INVESTMENT COMPANIES— 3.5%
7,385,401		Federated Hermes Government Obligations Fund, Premier Shares, 2.94%[3]	7,385,401
8,554,686		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 3.08%[3]	8,548,662
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $15,933,705)	15,934,063
		TOTAL INVESTMENT IN SECURITIES—101.5% (IDENTIFIED COST $474,980,712)[4]	465,522,309
		OTHER ASSETS AND LIABILITIES - NET—(1.5)%[5]	(6,874,209)
		TOTAL NET ASSETS—100%	$458,648,100
Annual Shareholder Report
10

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2022, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 10/31/2021	$10,000,196	$11,468,936	$21,469,132
Purchases at Cost	$169,524,318	$111,213,666	$280,737,984
Proceeds from Sales	$(172,139,113)	$(114,124,654)	$(286,263,767)
Change in Unrealized Appreciation/ Depreciation	N/A	$(788)	$(788)
Net Realized Gain/(Loss)	N/A	$(8,498)	$(8,498)
Value as of 10/31/2022	$7,385,401	$8,548,662	$15,934,063
Shares Held as of 10/31/2022	7,385,401	8,554,686	15,940,087
Dividend Income	$65,138	$83,609	$148,747
Gain Distributions Received	$—	$1,761	$1,761

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $483,234,452.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
At October 31, 2022, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$62.37	$44.93	$41.20	$41.35	$43.07
Income From Investment Operations:
Net investment income (loss)[1]	(0.11)	(0.39)	(0.19)	(0.07)	(0.14)
Net realized and unrealized gain (loss)	(13.61)	21.36	7.14	4.77	3.92
Total From Investment Operations	(13.72)	20.97	6.95	4.70	3.78
Less Distributions:
Distributions from net realized gain	(12.42)	(3.53)	(3.22)	(4.85)	(5.50)
Net Asset Value, End of Period	$36.23	$62.37	$44.93	$41.20	$41.35
Total Return[2]	(26.23)%	49.08%	18.07%	13.40%	9.43%
Ratios to Average Net Assets:
Net expenses[3]	1.14%	1.13%	1.14%	1.14%	1.22%
Net investment income (loss)	(0.27)%	(0.73)%	(0.46)%	(0.18)%	(0.33)%
Expense waiver/reimbursement[4]	0.09%	0.08%	0.11%	0.11%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$243,046	$367,018	$266,252	$257,818	$238,586
Portfolio turnover[5]	174%	141%	227%	179%	171%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$36.97	$28.09	$27.12	$29.12	$32.11
Income From Investment Operations:
Net investment income (loss)[1]	(0.22)	(0.48)	(0.31)	(0.25)	(0.33)
Net realized and unrealized gain (loss)	(6.99)	12.89	4.50	3.10	2.84
Total From Investment Operations	(7.21)	12.41	4.19	2.85	2.51
Less Distributions:
Distributions from net realized gain	(12.42)	(3.53)	(3.22)	(4.85)	(5.50)
Net Asset Value, End of Period	$17.34	$36.97	$28.09	$27.12	$29.12
Total Return[2]	(26.83)%	47.91%	17.17%	12.54%	8.58%
Ratios to Average Net Assets:
Net expenses[3]	1.93%	1.92%	1.93%	1.88%	1.97%
Net investment income (loss)	(1.07)%	(1.51)%	(1.23)%	(0.94)%	(1.09)%
Expense waiver/reimbursement[4]	0.09%	0.08%	0.12%	0.16%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,600	$16,184	$13,309	$15,460	$10,619
Portfolio turnover[5]	174%	141%	227%	179%	171%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$65.24	$46.74	$42.60	$42.48	$44.01
Income From Investment Operations:
Net investment income (loss)[1]	0.01	(0.25)	(0.06)	0.04	(0.05)
Net realized and unrealized gain (loss)	(14.36)	22.28	7.42	4.93	4.02
Total From Investment Operations	(14.35)	22.03	7.36	4.97	3.97
Less Distributions:
Distributions from net realized gain	(12.42)	(3.53)	(3.22)	(4.85)	(5.50)
Net Asset Value, End of Period	$38.47	$65.24	$46.74	$42.60	$42.48
Total Return[2]	(26.00)%	49.47%	18.46%	13.71%	9.69%
Ratios to Average Net Assets:
Net expenses[3]	0.84%	0.84%	0.84%	0.84%	0.95%
Net investment income (loss)	0.02%	(0.44)%	(0.13)%	0.10%	(0.12)%
Expense waiver/reimbursement[4]	0.18%	0.15%	0.19%	0.21%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$169,730	$279,045	$188,839	$246,222	$177,959
Portfolio turnover[5]	174%	141%	227%	179%	171%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$58.16	$41.99	$38.59	$38.95	$40.80
Income From Investment Operations:
Net investment income (loss)[1]	0.02	(0.22)	(0.05)	0.01	(0.03)
Net realized and unrealized gain (loss)	(12.53)	19.92	6.67	4.48	3.68
Total From Investment Operations	(12.51)	19.70	6.62	4.49	3.65
Less Distributions:
Distributions from net realized gain	(12.42)	(3.53)	(3.22)	(4.85)	(5.50)
Net Asset Value, End of Period	$33.23	$58.16	$41.99	$38.59	$38.95
Total Return[2]	(26.00)%	49.52%	18.46%	13.72%	9.67%
Ratios to Average Net Assets:
Net expenses[3]	0.83%	0.83%	0.83%	0.83%	0.95%
Net investment income (loss)	0.04%	(0.43)%	(0.14)%	0.03%	(0.08)%
Expense waiver/reimbursement[4]	0.09%	0.08%	0.11%	0.11%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,273	$49,431	$31,388	$31,590	$6,576
Portfolio turnover[5]	174%	141%	227%	179%	171%

1	Per share number has been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Statement of Assets and Liabilities
October 31, 2022

Assets:
Investment in securities, at value including $7,245,837 of securities loaned and $15,934,063 of investments in affiliated holdings* (identified cost $474,980,712)	$465,522,309
Income receivable	645,187
Income receivable from affiliated holdings	20,286
Receivable for investments sold	4,324,522
Receivable for shares sold	350,924
Total Assets	470,863,228
Liabilities:
Payable for investments purchased	4,382,665
Payable for shares redeemed	189,787
Payable for collateral due to broker for securities lending (Note 2)	7,385,401
Payable for investment adviser fee (Note 5)	8,017
Payable for administrative fee (Note 5)	988
Payable for Directors’/Trustees’ fees (Note 5)	326
Payable for distribution services fee (Note 5)	5,735
Payable for other service fees (Notes 2 and 5)	118,488
Accrued expenses (Note 5)	123,721
Total Liabilities	12,215,128
Net assets for 12,765,849 shares outstanding	$458,648,100
Net Assets Consist of:
Paid-in capital	$467,435,811
Total distributable earnings (loss)	(8,787,711)
Total Net Assets	$458,648,100
Annual Shareholder Report
16

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($243,045,569 ÷ 6,708,362 shares outstanding), no par value, unlimited shares authorized	$36.23
Offering price per share (100/94.50 of $36.23)	$38.34
Redemption proceeds per share	$36.23
Class C Shares:
Net asset value per share ($9,599,769 ÷ 553,498 shares outstanding), no par value, unlimited shares authorized	$17.34
Offering price per share	$17.34
Redemption proceeds per share (99.00/100 of $17.34)	$17.17
Institutional Shares:
Net asset value per share ($169,729,801 ÷ 4,412,331 shares outstanding), no par value, unlimited shares authorized	$38.47
Offering price per share	$38.47
Redemption proceeds per share	$38.47
Class R6 Shares:
Net asset value per share ($36,272,961 ÷ 1,091,658 shares outstanding), no par value, unlimited shares authorized	$33.23
Offering price per share	$33.23
Redemption proceeds per share	$33.23

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Operations
Year Ended October 31, 2022

Investment Income:
Dividends (including $83,609 received from affiliated holdings*)	$4,507,922
Net income on securities loaned (includes $65,138 earned from affiliated holdings related to cash collateral balances*) (Note 2)	202,399
TOTAL INCOME	4,710,321
Expenses:
Investment adviser fee (Note 5)	4,061,342
Administrative fee (Note 5)	425,589
Custodian fees	37,523
Transfer agent fees (Note 2)	564,314
Directors’/Trustees’ fees (Note 5)	4,387
Auditing fees	28,020
Legal fees	8,152
Portfolio accounting fees	137,499
Distribution services fee (Note 5)	89,289
Other service fees (Notes 2 and 5)	730,510
Share registration costs	66,971
Printing and postage	34,782
Miscellaneous (Note 5)	27,830
TOTAL EXPENSES	6,216,208
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(498,759)
Reimbursement of other operating expenses (Notes 2 and 5)	(181,874)
TOTAL WAIVER AND REIMBURSEMENTS	(680,633)
Net expenses	5,535,575
Net investment income (loss)	(825,254)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized loss of $(8,498) on sales of investments in affiliated holdings*)	3,635,727
Realized gain distribution from affiliated investment company shares*	1,761
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(788) on investments in affiliated holdings*)	(180,640,715)
Net realized and unrealized gain (loss) on investments	(177,003,227)
Change in net assets resulting from operations	$(177,828,481)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Changes in Net Assets

Year Ended October 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(825,254)	$(3,813,203)
Net realized gain (loss)	3,637,488	149,757,266
Net change in unrealized appreciation/depreciation	(180,640,715)	93,172,509
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(177,828,481)	239,116,572
Distributions to Shareholders:
Class A Shares	(71,880,618)	(20,893,171)
Class C Shares	(5,393,678)	(1,648,136)
Institutional Shares	(53,644,485)	(14,320,888)
Class R6 Shares	(10,379,505)	(2,636,767)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(141,298,286)	(39,498,962)
Share Transactions:
Proceeds from sale of shares	91,485,100	102,437,917
Net asset value of shares issued to shareholders in payment of distributions declared	122,473,749	34,268,768
Cost of shares redeemed	(147,862,414)	(124,433,468)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	66,096,435	12,273,217
Change in net assets	(253,030,332)	211,890,827
Net Assets:
Beginning of period	711,678,432	499,787,605
End of period	$458,648,100	$711,678,432
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Notes to Financial Statements
October 31, 2022
1. ORGANIZATION
Federated Hermes Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Hermes MDT Mid Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is appreciation of capital.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated MDTA LLC (the “Adviser”).
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
20

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
Annual Shareholder Report
21

mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
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22

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $680,633 is disclosed in various locations in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended October 31, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$260,864	$—
Class C Shares	15,118	—
Institutional Shares	274,773	(181,874)
Class R6 Shares	13,559	—
TOTAL	$564,314	$(181,874)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
Annual Shareholder Report
23

For the year ended October 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$700,747
Class C Shares	29,763
TOTAL	$730,510
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
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24

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2022, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$7,245,837	$7,385,401
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25

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	346,284	$14,501,942	344,391	$18,016,525
Shares issued to shareholders in payment of distributions declared	1,402,103	64,482,748	391,700	18,723,268
Shares redeemed	(924,943)	(39,312,167)	(776,575)	(41,214,639)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	823,444	$39,672,523	(40,484)	$(4,474,846)
	Year Ended 10/31/2022		Year Ended 10/31/2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	66,292	$1,365,010	43,381	$1,367,894
Shares issued to shareholders in payment of distributions declared	219,180	4,859,223	52,107	1,486,605
Shares redeemed	(169,793)	(3,378,550)	(131,439)	(4,143,352)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	115,679	$2,845,683	(35,951)	$(1,288,853)
	Year Ended 10/31/2022		Year Ended 10/31/2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,330,208	$60,066,031	1,175,439	$66,483,120
Shares issued to shareholders in payment of distributions declared	971,383	47,306,343	253,604	12,647,222
Shares redeemed	(2,166,536)	(93,252,686)	(1,192,389)	(66,038,279)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	135,055	$14,119,688	236,654	$13,092,063
Annual Shareholder Report
26

	Year Ended 10/31/2022		Year Ended 10/31/2021
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	418,479	$15,552,117	330,951	$16,570,378
Shares issued to shareholders in payment of distributions declared	138,503	5,825,435	31,758	1,411,673
Shares redeemed	(315,307)	(11,919,011)	(260,213)	(13,037,198)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	241,675	$9,458,541	102,496	$4,944,853
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,315,853	$66,096,435	262,715	$12,273,217
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from net operating losses.
For the year ended October 31, 2022, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(588,015)	$588,015
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2022 and 2021, was as follows:
	2022	2021
Ordinary income[1]	$91,019,954	$39,498,962
Long-term capital gains	$50,278,332	$—

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of October 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Net unrealized depreciation	$(17,712,143)
Undistributed long-term capital gains	$9,161,671
Capital loss carryforwards	$(237,239)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales.
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27

At October 31, 2022, the cost of investments for federal tax purposes was $483,234,452. The net unrealized depreciation of investments for federal tax purposes was $17,712,143. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $34,318,035 and net unrealized depreciation from investments for those securities having an excess of cost over value of $52,030,178.
At October 31, 2022, for federal income tax purposes, the Fund had $237,239 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended October 31, 2022, the Adviser voluntarily waived $486,478 of its fee and voluntarily reimbursed $181,874 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2022, the Adviser reimbursed $12,281.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee.
For the year ended October 31, 2022, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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28

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.75% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
For the year ended October 31, 2022, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$89,289
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2022, FSC retained $5,784 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2022, FSC retained $7,090 in sales charges from the sale of Class A Shares. FSC also retained $321 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2022, FSSC received $64,952 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.14%, 1.94%, 0.84% and 0.83% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Annual Shareholder Report
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Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2022, were as follows:
Purchases	$909,363,799
Sales	$984,237,046
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2022, the Fund had no outstanding loans. During the year ended October 31, 2022, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2022, there were no outstanding loans. During the year ended October 31, 2022, the program was not utilized.
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30

10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2022, 2.48% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2022, 2.39% qualify for the dividend received deduction available to corporate shareholders.
For the year ended October 31, 2022, the amount of long-term capital gains designated by the Fund was $50,278,332.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of the Federated Hermes Equity Funds and the Shareholders of Federated Hermes MDT Mid Cap Growth Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Mid Cap Growth Fund (the “Fund”), a portfolio of Federated Hermes Equity Funds, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
December 23, 2022
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$952.40	$5.61
Class C Shares	$1,000	$948.60	$9.48
Institutional Shares	$1,000	$953.90	$4.14
Class R6 Shares	$1,000	$953.80	$4.09
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.46	$5.80
Class C Shares	$1,000	$1,015.48	$9.80
Institutional Shares	$1,000	$1,020.97	$4.28
Class R6 Shares	$1,000	$1,021.02	$4.23

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.14%
Class C Shares	1.93%
Institutional Shares	0.84%
Class R6 Shares	0.83%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised eight portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: September 1999
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes MDT Mid-Cap Growth Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2021, the Fund’s performance was above the median of the Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
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While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board considered that, while comparisons to the Fund’s Expense Peer Group are relevant in judging the reasonableness of advisory fees, the quantitative focus of the management of the Fund makes fee and expense comparisons to the Expense Group particularly difficult. The Board further considered that, although the Fund’s advisory fee was above the median of the Expense Peer Group, the funds in the Expense Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex funds relative to the Expense Peer Group.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information
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regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
In 2019, the Board approved a reduction of 5 basis points in the contractual advisory fee.
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Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
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Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Equity Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Mid Cap Growth Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Mid Cap Growth Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172107
CUSIP 314172305
CUSIP 314172198
CUSIP 314172529
G01228-08 (12/22)
© 2022 Federated Hermes, Inc.

Annual Shareholder Report
October 31, 2022

Share Class | Ticker	A | SVAAX	C | SVACX	Institutional | SVAIX	R6 | SVALX

Federated Hermes Strategic Value Dividend Fund
Fund Established 2005

A Portfolio of Federated Hermes Equity Funds
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2021 through October 31, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Strategic Value Dividend Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2022, was 7.41% for the Class A Shares, 6.40% for the Class C Shares, 7.62% for the Institutional Shares and 7.46% for the Class R6 Shares. The total return of the Standard and Poor’s 500 Index (S&P 500)1 was -14.61% for the same period. The Fund’s total return for the fiscal year reflects actual cash flows, transaction costs and expenses which are not reflected in the total return of the S&P 500.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the S&P 500.
MARKET OVERVIEW
The fiscal year began with a Christmas rally that saw investors preferring riskier assets characterized by higher volatility in the cyclical segments of the market, which propelled stock prices higher in December. The cyclical chase ended with the changing of the year as investors worried about rising interest rates, high inflation, a slowing economy and a hawkish Federal Reserve. Events were not much better abroad, as Russia invaded Ukraine and cut-off energy supplies to Europe. The United Kingdom faced its share of concerns as the pound collapsed to parity with the U.S. dollar when the shortest reigning Prime Minister had to step down after her inflation-inducing, tax-cut/deficit spending plan was met with strong opposition. Further, China’s shuttered economy continued to pressure global growth. Global investors were stunned to see negative total returns in both their bond and equity portfolios and ultimately abandoned riskier assets in pursuit of safer havens, like dividend-paying investments, which continued through 2022.
For the fiscal year, low beta,2 high yield and high quality were the clear outperformers. This was evident in factor performance when observing the S&P 500 by quintile; lowest beta stocks outperformed highest beta stocks by 33.65% and high yield outperformed low yield by 44.85%. Also noting the S&P quality ratings, the highest quality stocks (rated A+) outperformed the lowest quality stocks (rated C & D) by 7.27 percentage points.
From a sector perspective, Energy led performance posting a 64.97% return, prompted by the surge in oil prices as tensions escalated in Ukraine. Defensive sectors such as Consumer Staples and Utilities also posted positive performance in a down market, appreciating 4.86% and 2.88%, respectively.
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DIVIDEND-BASED PERFORMANCE3
The Fund remained focused on its core objectives of delivering high dividend income from high quality assets as it ended the month with a 30-day SEC yield4 of 3.81% and a gross weighted average dividend yield5 of 4.40%. This outpaced the S&P 500’s 1.72% yield and aligned with the rising 10-year U.S. Treasury Note at 4.10%. In the trailing twelve-month period, 36 companies within the Fund raised their dividends, accounting for 37 increases overall. The most generous increases came courtesy of Broadcom 13.9%, Canadian Imperial Bank of Commerce 13.7%, Amgen 10.2% and Truist 8.3%. The Fund experienced two dividend resets after asset sales last February. AT&T announced a spinoff of their Warner Brothers assets to Discovery, resetting their dividend policy lower as a result. PPL reset their dividend lower after selling their UK utility business to National Grid.
From an absolute total return perspective, the strongest positive contributors to performance were Healthcare, Energy and Consumer Staples, which posted returns of 30.70%, 24.68% and 4.61%, respectively. Healthcare was the strongest contributor as its performance was led by double-digit total returns in Cardinal Health, Amgen Inc., AbbVie, Inc. and Gilead Sciences which appreciated 43.75%, 34.96%, 32.68% and 26.65%, respectively. Energy was another notable contributor, advancing on the surge in oil prices as tensions escalated in Ukraine. Lastly, Consumer Staples added positively to performance, benefitting from the flight to safety in the period. Notable performers included General Mills and British American Tobacco which posted performance of 28.07% and 21.28%, respectively.
Contrarily, weakness was noted in the portfolio’s Financials and Communication Services sectors, which declined by -14.29% and -12.92%, respectively. Communication Services was the weakest contributor led by Verizon which declined -25.61%. Verizon experienced short-term pressure as share prices fell after the company lowered its full-year guidance, as it cited weak wireless volumes. The Financials sector was pressured in the period, as banks navigated heightened volatility related to the possibility of a Federal Reserve induced recession, the outlook regarding high inflation and possible economic shocks associated with the Russia/Ukraine war.
Overall, investor preferences aligned well with the Fund’s dividend-based strategy, as high-yield and low-beta investments outperformed. The Fund’s natural downside protection was spotlighted as the Fund posted strong positive performance in a volatile and declining market. The need for active management is most apparent during times of notable market stress.
Due to its focus on high dividend income and growth in that income over time, the strategy will tend to perform best when the markets prefer high-yield, high-quality, low-beta, large-cap stocks. Often, the strategy may also outperform in flat markets or periods of market distress. Conversely, the Fund may lag the broad market when investors prefer low-yield, low-quality, high-beta, small-cap stocks.
Annual Shareholder Report
2

1
Please see the footnotes to the line graphs below for definitions of, and further information about, the S&P 500.
2
Beta measures a security/fund’s volatility relative to the market. A beta less than 1.00 suggests the security/fund has historically had less volatility relative to the market.
3
There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
4
Represents the 30-day SEC yield for the Fund’s R6 Shares. In the absence of temporary expense waivers or reimbursements, the 30-day SEC yield would have been 4.96% for the Fund’s R6 Shares. The dividend yield represents the average yield of the underlying securities within the portfolio.
5
The dividend yield represents the average yield of the underlying securities within the portfolio. The average yield is a weighted average calculated by assigning a weight to each of the underlying securities in the portfolio based upon the portion of total assets of the portfolio each underlying security represents.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Strategic Value Dividend Fund (the “Fund”) from October 31, 2012 to October 31, 2022, compared to the Standard & Poor’s 500 Index (S&P 500).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 InvestmenT
Growth of $10,000 as of October 31, 2022

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report
4

Average Annual Total Returns for the Period Ended 10/31/2022
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	1.53%	4.32%	7.61%
Class C Shares	5.40%	4.70%	7.58%
Institutional Shares	7.62%	5.77%	8.52%
R6 Shares[3]	7.46%	5.76%	8.47%
S&P 500	-14.61%	10.44%	12.79%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the indexes.
2
The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest in an index.
3
The Fund’s R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of the R6 Shares, the performance information shown is for Institutional Shares adjusted to remove any voluntary waiver of fund expenses related to the Institutional Shares that occurred during the period prior to commencement of the R6 Shares.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At October 31, 2022, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Consumer Staples	18.2%
Health Care	18.0%
Financials	17.7%
Utilities	12.3%
Communication Services	11.9%
Energy	11.0%
Information Technology	3.4%
Industrials	2.4%
Materials	1.8%
Real Estate	1.8%
Consumer Discretionary	0.8%
Cash Equivalents[2]	0.5%
Other Assets and Liabilities—Net[3]	0.2%
TOTAL	100%
1
Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
October 31, 2022
Shares		Dividend Yield (unaudited)	Value in U.S. Dollars
	COMMON STOCKS—99.3%
	Communication Services—11.9%
14,848,959	AT&T, Inc.	6.09%	$270,696,523
6,780,710	BCE, Inc.	5.09	305,849,913
10,497,122	Verizon Communications, Inc.	6.98	392,277,449
201,256,334	Vodafone Group PLC	7.60	234,535,662
	TOTAL		1,203,359,547
	Consumer Discretionary—0.8%
569,825	Darden Restaurants, Inc.	3.38	81,564,751
	Consumer Staples—18.2%
9,768,829	British American Tobacco PLC	6.34	385,924,867
1,404,375	Clorox Co.	3.23	205,094,925
6,069,050	Conagra Brands, Inc.	3.60	222,734,135
1,769,605	Kimberly-Clark Corp.	3.73	220,245,038
4,381,847	Philip Morris International, Inc.	5.53	402,472,647
5,051,275	Unilever PLC	3.69	229,767,284
4,841,175	Walgreens Boots Alliance, Inc.	5.26	176,702,887
	TOTAL		1,842,941,783
	Energy—11.0%
641,296	Chevron Corp.	3.14	116,010,446
7,641,025	Enbridge, Inc.	5.51	297,710,285
1,010,105	Exxon Mobil Corp.	3.28	111,929,735
4,279,019	TC Energy Corp.	5.11	187,952,066
7,416,345	TotalEnergies SE	4.26	405,305,304
	TOTAL		1,118,907,836
	Financials—17.7%
515,825	Allianz SE	5.04	92,867,560
2,296,450	Canadian Imperial Bank of Commerce	4.56	104,291,380
18,217,210	Huntington Bancshares, Inc.	4.08	276,537,248
1,774,425	JPMorgan Chase & Co.	3.18	223,364,619
12,574,960	KeyCorp	4.36	224,714,535
471,975	Muenchener Rueckversicherungs-Gesellschaft AG	4.11	124,696,216
1,692,700	PNC Financial Services Group	3.71	273,929,641
5,113,686	Truist Financial Corp.	4.64	229,041,996
4,781,991	U.S. Bancorp	4.52	202,995,518
87,594	Zurich Insurance Group AG	4.05	37,348,291
Annual Shareholder Report
7

Shares		Dividend Yield (unaudited)	Value in U.S. Dollars
	COMMON STOCKS—continued
	Financials—continued
	TOTAL		1,789,787,004
	Health Care—18.0%
1,491,251	AbbVie, Inc.	4.04%	218,319,146
1,156,750	Amgen, Inc.	2.87	312,727,362
1,349,175	Bristol-Myers Squibb Co.	2.79	104,520,587
6,106,971	Gilead Sciences, Inc.	3.72	479,152,945
876,325	Medtronic PLC	3.11	76,538,226
2,710,171	Merck & Co., Inc.	2.73	274,269,305
3,749,745	Pfizer, Inc.	3.44	174,550,630
1,136,510	Sanofi	3.24	98,133,836
7,814,400	Viatris, Inc.	4.74	79,159,872
	TOTAL		1,817,371,909
	Industrials—2.4%
10,803,050	BAE Systems PLC	3.14	100,895,697
858,975	United Parcel Service, Inc.	3.62	144,110,236
	TOTAL		245,005,933
	Information Technology—3.4%
235,031	Broadcom, Inc.	3.49	110,492,773
5,166,625	Cisco Systems, Inc.	3.35	234,719,774
	TOTAL		345,212,547
	Materials—1.8%
16,115,825	Amcor PLC	4.15	186,621,254
	Real Estate—1.8%
2,226,664	National Retail Properties, Inc.	4.03	93,586,688
2,666,275	Omega Healthcare Investors, Inc.	6.25	84,734,219
	TOTAL		178,320,907
	Utilities—12.3%
1,117,400	American Electric Power Co., Inc.	3.78	98,241,808
3,355,371	Dominion Energy, Inc.	3.82	234,775,309
2,922,404	Duke Energy Corp.	4.31	272,309,605
13,746,940	National Grid-SP PLC	5.37	149,576,155
6,322,830	PPL Corp.	3.40	167,491,767
733,275	Public Service Enterprises Group, Inc.	3.85	41,114,729
4,239,952	Southern Co.	4.15	277,632,057
	TOTAL		1,241,141,430
	TOTAL COMMON STOCKS (IDENTIFIED COST $9,678,630,241)		10,050,234,901
Annual Shareholder Report
8

Shares	Dividend Yield (unaudited)	Value in U.S. Dollars
	INVESTMENT COMPANY—0.5%
49,420,687	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 3.08%[1] (IDENTIFIED COST $49,388,379)	$49,391,035
	TOTAL INVESTMENT IN SECURITIES—99.8% (IDENTIFIED COST $9,728,018,620)[2]	10,099,625,936
	OTHER ASSETS AND LIABILITIES - NET—0.2%[3]	20,077,418
	TOTAL NET ASSETS—100%	$10,119,703,354
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2022, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 10/31/2021	$32,906,387
Purchases at Cost	$2,089,306,011
Proceeds from Sales	$(2,072,758,538)
Change in Unrealized Appreciation/Depreciation	$19
Net Realized Gain/(Loss)	$(62,844)
Value as of 10/31/2022	$49,391,035
Shares Held as of 10/31/2022	49,420,687
Dividend Income	$694,800
Gains Distributions Received	$3,925
1
7-day net yield.
2
The cost of investments for federal tax purposes amounts to $9,727,808,014.
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
9

The following is a summary of the inputs used, as of October 31, 2022, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$7,032,220,905	$—	$—	$7,032,220,905
International	1,158,963,124	1,859,050,872	—	3,018,013,996
Investment Company	49,391,035	—	—	49,391,035
TOTAL SECURITIES	$8,240,575,064	$1,859,050,872	$—	$10,099,625,936
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.70	$4.49	$5.82	$5.73	$6.34
Income From Investment Operations:
Net investment income	0.23	0.20	0.21	0.21	0.21
Net realized and unrealized gain (loss)	0.19	1.21	(1.06)	0.31	(0.21)
TOTAL FROM INVESTMENT OPERATIONS	0.42	1.41	(0.85)	0.52	—
Less Distributions:
Distributions from net investment income	(0.23)	(0.20)	(0.21)	(0.21)	(0.20)
Distributions from net realized gain	—	—	(0.27)	(0.22)	(0.41)
TOTAL DISTRIBUTIONS	(0.23)	(0.20)	(0.48)	(0.43)	(0.61)
Net Asset Value, End of Period	$5.89	$5.70	$4.49	$5.82	$5.73
Total Return[1]	7.41%	31.78%	(15.65)%	9.68%	(0.16)%
Ratios to Average Net Assets:
Net expenses[2]	1.06%	1.05%	1.05%[3]	1.06%	1.05%
Net investment income	3.90%	3.64%	4.08%	3.75%	3.44%
Expense waiver/reimbursement[4]	0.12%	0.12%	0.13%	0.12%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,600,974	$1,366,960	$1,060,496	$1,456,023	$1,603,675
Portfolio turnover[5]	42%	23%	38%	33%	9%
1
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.05% for the year ended October 31, 2020, after taking into account this expense reduction.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.72	$4.50	$5.84	$5.74	$6.35
Income From Investment Operations:
Net investment income	0.19	0.16	0.17	0.17	0.16
Net realized and unrealized gain (loss)	0.18	1.22	(1.07)	0.32	(0.20)
TOTAL FROM INVESTMENT OPERATIONS	0.37	1.38	(0.90)	0.49	(0.04)
Less Distributions:
Distributions from net investment income	(0.19)	(0.16)	(0.17)	(0.17)	(0.16)
Distributions from net realized gain	—	—	(0.27)	(0.22)	(0.41)
TOTAL DISTRIBUTIONS	(0.19)	(0.16)	(0.44)	(0.39)	(0.57)
Net Asset Value, End of Period	$5.90	$5.72	$4.50	$5.84	$5.74
Total Return[1]	6.40%	30.94%	(16.41)%	9.02%	(0.91)%
Ratios to Average Net Assets:
Net expenses[2]	1.81%	1.80%	1.80%[3]	1.81%	1.80%
Net investment income	3.16%	2.92%	3.34%	3.00%	2.69%
Expense waiver/reimbursement[4]	0.13%	0.13%	0.14%	0.13%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$628,173	$625,041	$693,876	$1,217,811	$1,472,755
Portfolio turnover[5]	42%	23%	38%	33%	9%
1
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.80% for the year ended October 31, 2020, after taking into account this expense reduction.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.74	$4.52	$5.86	$5.76	$6.37
Income From Investment Operations:
Net investment income	0.25	0.21	0.22	0.23	0.22
Net realized and unrealized gain (loss)	0.19	1.22	(1.07)	0.32	(0.20)
TOTAL FROM INVESTMENT OPERATIONS	0.44	1.43	(0.85)	0.55	0.02
Less Distributions:
Distributions from net investment income	(0.25)	(0.21)	(0.22)	(0.23)	(0.22)
Distributions from net realized gain	—	—	(0.27)	(0.22)	(0.41)
TOTAL DISTRIBUTIONS	(0.25)	(0.21)	(0.49)	(0.45)	(0.63)
Net Asset Value, End of Period	$5.93	$5.74	$4.52	$5.86	$5.76
Total Return[1]	7.62%	32.12%	(15.49)%	10.09%	0.09%
Ratios to Average Net Assets:
Net expenses[2]	0.81%	0.80%	0.80%[3]	0.81%	0.80%
Net investment income	4.14%	3.91%	4.34%	3.99%	3.69%
Expense waiver/reimbursement[4]	0.13%	0.13%	0.13%	0.12%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$6,193,024	$4,589,179	$4,214,131	$6,632,015	$7,027,654
Portfolio turnover[5]	42%	23%	38%	33%	9%
1
Based on net asset value.
2
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.80% for the year ended October 31, 2020, after taking into account this expense reduction.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$5.74	$4.52	$5.86	$5.76	$6.37
Income From Investment Operations:
Net investment income	0.26	0.21	0.22	0.23	0.22
Net realized and unrealized gain (loss)	0.17	1.22	(1.07)	0.32	(0.20)
TOTAL FROM INVESTMENT OPERATIONS	0.43	1.43	(0.85)	0.55	0.02
Less Distributions:
Distributions from net investment income	(0.25)	(0.21)	(0.22)	(0.23)	(0.22)
Distributions from net realized gain	—	—	(0.27)	(0.22)	(0.41)
TOTAL DISTRIBUTIONS	(0.25)	(0.21)	(0.49)	(0.45)	(0.63)
Net Asset Value, End of Period	$5.92	$5.74	$4.52	$5.86	$5.76
Total Return[1]	7.46%	32.14%	(15.48)%	10.11%	0.11%
Ratios to Average Net Assets:
Net expenses[2]	0.79%	0.78%	0.78%[3]	0.79%	0.78%
Net investment income	4.14%	3.85%	4.35%	4.00%	3.69%
Expense waiver/reimbursement[4]	0.07%	0.07%	0.07%	0.07%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,697,532	$1,019,551	$575,195	$500,119	$452,251
Portfolio turnover[5]	42%	23%	38%	33%	9%
1
Based on net asset value.
2
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.78% for the year ended October 31, 2020, after taking into account this expense reduction.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
5
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Statement of Assets and Liabilities
October 31, 2022

Assets:
Investment in securities, at value including $49,391,035 of investment in an affiliated holding* (identified cost $9,728,018,620)		$10,099,625,936
Cash denominated in foreign currencies (identified cost $6,814,820)		6,913,074
Cash		2,388,159
Income receivable		41,235,837
Receivable for shares sold		26,288,898
Income receivable from an affiliated holding		166,482
TOTAL ASSETS		10,176,618,386
Liabilities:
Payable for shares redeemed	$44,227,038
Payable for investments purchased	10,348,976
Payable for other service fees (Notes 2 and 5)	852,266
Payable for distribution services fee (Note 5)	377,276
Payable for investment adviser fee (Note 5)	216,563
Payable for administrative fee (Note 5)	21,739
Accrued expenses (Note 5)	871,174
TOTAL LIABILITIES		56,915,032
Net assets for 1,710,067,257 shares outstanding		$10,119,703,354
Net Assets Consists of:
Paid-in capital		$9,171,784,625
Total distributable earnings (loss)		947,918,729
TOTAL NET ASSETS		$10,119,703,354
Annual Shareholder Report
15

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($1,600,974,022 ÷ 272,014,141 shares outstanding) no par value, unlimited shares authorized	$5.89
Offering price per share (100/94.50 of $5.89)	$6.23
Redemption proceeds per share	$5.89
Class C Shares:
Net asset value per share ($628,172,841 ÷ 106,453,404 shares outstanding) no par value, unlimited shares authorized	$5.90
Offering price per share	$5.90
Redemption proceeds per share (99.00/100 of $5.90)	$5.84
Institutional Shares:
Net asset value per share ($6,193,024,057 ÷ 1,045,093,297 shares outstanding) no par value, unlimited shares authorized	$5.93
Offering price per share	$5.93
Redemption proceeds per share	$5.93
Class R6 Shares:
Net asset value per share ($1,697,532,434 ÷ 286,506,415 shares outstanding) no par value, unlimited shares authorized	$5.92
Offering price per share	$5.92
Redemption proceeds per share	$5.92
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Operations
Year Ended October 31, 2022

Investment Income:
Dividends (including $694,800 received from an affiliated holding* and net of foreign taxes withheld of $9,584,796)			$437,919,169
Expenses:
Investment adviser fee (Note 5)		$66,428,507
Administrative fee (Note 5)		6,936,391
Custodian fees		379,258
Transfer agent fees (Note 2)		6,611,020
Directors’/Trustees’ fees (Note 5)		42,649
Auditing fees		24,300
Legal fees		8,164
Distribution services fee (Note 5)		4,804,500
Other service fees (Notes 2 and 5)		5,406,802
Portfolio accounting fees		212,226
Share registration costs		429,386
Printing and postage		306,651
Miscellaneous (Note 5)		71,920
TOTAL EXPENSES		91,661,774
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(6,226,010)
Reimbursement of other operating expenses (Notes 2 and 5)	(4,148,224)
TOTAL WAIVER AND REIMBURSEMENTS		(10,374,234)
Net expenses			81,287,540
Net investment income			$356,631,629
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Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including net realized loss of $(62,844) on sales of investment in an affiliated holding*) and foreign currency transactions	$741,274,561
Realized gain distribution from affiliated investment company shares*	3,925
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $19 of investment in an affiliated holding*)	(591,219,934)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	150,058,552
Change in net assets resulting from operations	$506,690,181
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets

Year Ended October 31	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income	$356,631,629	$277,416,541
Net realized gain	741,278,486	335,699,706
Net change in unrealized appreciation/depreciation	(591,219,934)	1,371,791,777
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	506,690,181	1,984,908,024
Distributions to Shareholders:
Class A Shares	(58,325,217)	(46,842,027)
Class C Shares	(19,765,070)	(20,631,100)
Institutional Shares	(217,912,952)	(183,796,325)
Class R6 Shares	(53,570,436)	(29,314,943)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(349,573,675)	(280,584,395)
Share Transactions:
Proceeds from sale of shares	4,668,965,602	2,052,398,304
Net asset value of shares issued to shareholders in payment of distributions declared	301,745,827	242,200,846
Cost of shares redeemed	(2,608,855,615)	(2,941,888,715)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	2,361,855,814	(647,289,565)
Change in net assets	2,518,972,320	1,057,034,064
Net Assets:
Beginning of period	7,600,731,034	6,543,696,970
End of period	$10,119,703,354	$7,600,731,034
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
October 31, 2022
1. ORGANIZATION
Federated Hermes Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Hermes Strategic Value Dividend Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide income and long-term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Adviser”).
◾ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
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mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $10,374,234 is disclosed in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended October 31, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$1,244,219	$(776,705)
Class C Shares	576,185	(379,755)
Institutional Shares	4,646,978	(2,991,764)
Class R6 Shares	143,638	—
TOTAL	$6,611,020	$(4,148,224)
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$3,805,302
Class C Shares	1,601,500
TOTAL	$5,406,802
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
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Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2022		2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	68,285,523	$411,604,034	57,623,739	$312,857,241
Shares issued to shareholders in payment of distributions declared	8,952,853	53,244,018	7,998,611	42,827,107
Shares redeemed	(45,000,360)	(267,042,477)	(62,075,330)	(329,153,312)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	32,238,016	$197,805,575	3,547,020	$26,531,036

Year Ended October 31	2022		2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	23,299,942	$141,388,870	13,712,714	$73,971,116
Shares issued to shareholders in payment of distributions declared	3,185,587	18,966,842	3,731,744	19,828,658
Shares redeemed	(29,396,446)	(176,426,524)	(62,270,117)	(335,461,586)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,910,917)	$(16,070,812)	(44,825,659)	$(241,661,812)

Year Ended October 31	2022		2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	510,740,710	$3,109,476,548	209,350,810	$1,129,699,783
Shares issued to shareholders in payment of distributions declared	32,651,918	195,621,215	29,566,669	159,071,153
Shares redeemed	(298,077,271)	(1,789,821,164)	(372,028,948)	(2,002,426,883)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	245,315,357	$1,515,276,599	(133,111,469)	$(713,655,947)
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Year Ended October 31	2022		2021
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	165,678,921	$1,006,496,150	97,288,467	$535,870,164
Shares issued to shareholders in payment of distributions declared	5,664,637	33,913,752	3,790,293	20,473,928
Shares redeemed	(62,538,991)	(375,565,450)	(50,735,201)	(274,846,934)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	108,804,567	$664,844,452	50,343,559	$281,497,158
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	383,447,023	$2,361,855,814	(124,046,549)	$(647,289,565)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2022 and 2021, was as follows:
	2022	2021
Ordinary income	$349,573,675	$280,584,395
As of October 31, 2022, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$19,815,962
Undistributed long-term capital gains	$556,681,751
Net unrealized appreciation	$371,421,016
At October 31, 2022, the cost of investments for federal tax purposes was $9,727,808,014. The net unrealized appreciation of investments for federal tax purposes was $371,817,922. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $964,646,473 and net unrealized depreciation from investments for those securities having an excess of cost over value of $592,828,551.
Capital loss carryforwards of $185,075,073 were utilized during the year ended October 31, 2022.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended October 31, 2022, the Adviser voluntarily waived $6,170,656 of its fee and voluntarily reimbursed $4,148,224 of transfer agent fees.
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The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2022, the Adviser reimbursed $55,354.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2022, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur and pay distribution expenses at the following percentages of average daily net assets annually to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2022, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$4,804,500
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2022, FSC retained $619,772 of fees paid by the Fund. For the year ended October 31, 2022, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2022, FSC retained $369,855 in sales charges from the sale of Class A Shares. FSC also retained $16,523 and $45,318 of CDSC relating to redemptions of Class A Shares and Class C Shares, respectively.
Other Service Fees
For the year ended October 31, 2022, FSSC received $26,274 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2023, total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.05%, 1.82%, 0.80% and 0.78% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2024; or (b) the date of the Fund’s next effective Prospectus. Prior to January 1, 2023, the Fee Limit for the Class C Shares was 1.80%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2022, were as follows:
Purchases	$6,037,180,601
Sales	$3,677,706,925
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7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of October 31, 2022, the Fund had no outstanding loans. During the year ended October 31, 2022, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2022, there were no outstanding loans. During the year ended October 31, 2022, the program was not utilized.
9. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
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10. Other Matters
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2022, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended October 31, 2022, 73.05% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Hermes Equity Funds AND SHAREHOLDERS OF Federated Hermes Strategic Value Dividend Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Strategic Value Dividend Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Equity Funds (the “Trust”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Equity Funds) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
December 23, 2022
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 to October 31, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (“loads”) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$984.30	$5.30
Class C Shares	$1,000	$982.20	$9.04
Institutional Shares	$1,000	$985.60	$4.05
Class R6 Shares	$1,000	$985.70	$3.95
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.86	$5.40
Class C Shares	$1,000	$1,016.08	$9.20
Institutional Shares	$1,000	$1,021.12	$4.13
Class R6 Shares	$1,000	$1,021.22	$4.02
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.06%
Class C Shares	1.81%
Institutional Shares	0.81%
Class R6 Shares	0.79%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Trust comprised 8 portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: September 1999
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Executive Vice President for Legal Affairs,
General Counsel and Secretary to the Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes Strategic Value Dividend Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the (“Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
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Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
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gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
The Fund’s performance fell below the median of the Performance Peer Group for the one-year, three-year and five-year periods ended December 31, 2021. The Board discussed the Fund’s performance with the Adviser, including the reasons for and plans to seek to improve the Fund’s performance, and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds
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are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
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Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared
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with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
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Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Equity Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Strategic Value Dividend Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
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delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Strategic Value Dividend Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172586
CUSIP 314172578
CUSIP 314172560
CUSIP 31421N881
33982 (12/22)
© 2022 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 – $314,130

Fiscal year ended 2021 - $285,597

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $7,625

Fiscal year ended 2021- International tax advice with respect to exchange of American Depositary Receipt.

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $75,581 and $48,979 respectively. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2021- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2022 - $237,466

Fiscal year ended 2021 - $118,948

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Equity Funds

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 23, 2022

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2022